                                                      Registration No. 333-82865
                                                      Registration No. 811-09447

       As filed with the Securities and Exchange Commission on December 31, 2001

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                  Pre-Effective Amendment No.                                [ ]
                                                ----

                  Post-Effective Amendment No.    2                          [X]
                                                ----

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [X]

                  Amendment No.   5
                                ----

                        (Check appropriate box or boxes)


                            JACOB INTERNET FUND INC.
 ------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                   c/o Jacob Asset Management of New York, LLC
                        1675 Broadway, New York, NY 10019
 ------------------------------------------------------------------------------
               (Address of Principal Executive Offices)  (Zip Code)

                                 (212) 698-0700
 ------------------------------------------------------------------------------
              (Registrant's Telephone Number, including Area Code)

           Ryan I. Jacob, c/o Jacob Asset Management of New York, LLC
                        1675 Broadway, New York, NY 10019
 ------------------------------------------------------------------------------
               (Name and Address of Agent for Service of Process)

                                 With Copies to:

                             Michael P. O'Hare, Esq.
                      Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                             Philadelphia, PA 19103

It is proposed that this filing will become effective (check appropriate box):

    [X]     immediately upon filing pursuant to paragraph (b) of Rule 485

    [ ]     on (date) pursuant to paragraph (b) of Rule 485

    [ ]     60 days after filing pursuant to paragraph (a)(1) of Rule 485

    [ ]     on (date) pursuant to paragraph (a)(1) of Rule 485

    [ ]     75 days after filing pursuant to paragraph (a)(2) of Rule 485

    [ ]     on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

    [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            Jacob Internet Fund Inc.

                            Prospectus & Application
                                December 31, 2001


             The Jacob Internet Fund is a mutual fund whose primary
               investment objective is long-term growth of capital
                               with current income
                            as a secondary objective.

         This Prospectus contains important information about the Fund.
     For your own benefit and protection, please read it before you invest, and keep it for future reference.

                               Investment Adviser
                     Jacob Asset Management of New York LLC



             The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of the prospectus. Any representation to the contrary is a criminal offence.

                        TABLE OF CONTENTS

Summary.....................................................  [  ]

Fees and Expenses...........................................  [  ]

Investment Objectives, Principal Investment
 Strategies and Related Risks...............................  [  ]

Management, Organization and Capital Structure..............  [  ]

Purchase of Fund Shares.....................................  [  ]

Redemption of Fund Shares...................................  [  ]

Pricing of Fund Shares......................................  [  ]

Dividends and Distributions.................................  [  ]

Tax Consequences............................................  [  ]

Distribution Arrangements...................................  [  ]

Financial Highlights........................................  [  ]

                                     SUMMARY

Investment Objectives

The Fund's primary investment objective is to seek long-term growth of capital. Current income is a secondary objective. There is no assurance that the Fund will achieve its investment objectives.

Principal Investment Strategies

The Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its total assets in securities of Internet companies and companies in Internet-related industries. The Fund primarily invests in common stocks and securities convertible into common stocks. The Internet is a collection of connected computers that allows commercial and professional organizations, educational institutions, government agencies, and consumers to communicate electronically, access and share information, and conduct business around the world. The Fund's investment adviser selects investments in companies that derive a substantial portion of their revenue from Internet or Internet-related businesses or those that are aggressively developing and expanding their Internet and Internet-related business operations. The investment adviser believes that the Internet offers unique investment opportunities because of its ever-growing popularity among business and personal users alike.

The Fund invests in companies who emphasize research and development with respect to proprietary products and services for Internet users and businesses, because the investment adviser believes that these stocks have the greatest potential to rise in value. The investment adviser's overall stock selections are based on an assessment of a company's fundamental prospects. The Fund does not trade in securities for short-term profits, but when circumstances warrant, securities may be sold without regard to the length of time they have been held.

Principal Risks

Investing in common stock has inherent risks, which could cause you to lose money. The principal risks of investing in the Fund are listed below and could adversely affect the Fund's net asset value and total return.

          o The value of the Fund's shares and the securities held by the Fund can each decline in value. Even when the stock market in general is rising, the stocks selected by the investment adviser may decline. You could lose money that you invest in the Fund.

          o Companies in the same or similar industries may share common characteristics and are more likely to react to industry specific market or economic developments. Because the Fund concentrates its investments in securities of companies whose primary focus is Internet related, investments in the Fund may be more risky than investments in a less concentrated portfolio.

          o While the Fund's portfolio is diversified, the Fund generally holds fewer stocks than most other mutual funds, which can result in dramatic changes in the Fund's share price, because changes in the price of an individual stock can significantly affect the Fund.

          o Investments in companies in the rapidly changing field of computer/Internet technology face special risks such as technological obsolescence and may also be subject to greater governmental regulation than many other industries.

          o Many Internet-related companies have incurred large losses since their inception and will continue to incur large losses in the hope of capturing market share and generating future revenues.

          o The investment adviser may not be able to sell stocks at an optimal time or price.

          o Investments in smaller capitalized companies may involve greater risks, as these companies tend to have limited product lines, markets and financial or managerial resources.

          o The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Who May Want to Invest in the Fund

The Fund is designed for long-term investors who understand and are willing to accept the risk of loss involved in investing in a fund seeking long-term growth of capital and investing in the Internet sector. Investors should consider their investment goals, their time horizon for achieving them, and their tolerance for risks before investing in the Fund. If you seek an aggressive approach to capital growth and can accept the above average level of price fluctuations that this Fund is expected to experience, this Fund could be an appropriate part of your overall investment strategy. The Fund should not represent your complete investment program or be used for short-term trading purposes.


Performance Bar Chart and Table

[Please note that the Fund intends to amend this section of the Prospectus on January 2, 2002 to include the performance for the full calendar year 2001.]

The performance information that follows gives some indication of the risks of investing in the Fund. The bar chart shows the Fund's performance during the last calendar year, and the table compares the Fund's average annual returns with those of two broad measures of market performance and an index of Internet stocks. In addition to the information in this section, you may also review the investment advisor's prior performance record in the section entitled Advisor's Investment Performance on page [ ]. Please note that the Fund's past performance is not necessarily an indication of how the Fund will perform in the future.


                     Annual Total Returns as of December 31

                                   [CHART]

                  2000                          2001
                  ----                          ----
                  -79.11%                 To be determined

-----------

    Best
   Quarter:
   Q1 2000
   -6.53%

   Worst
  Quarter:
  Q4 2000
  -54.53%

------------

              Average Annual Total Returns As Of December 31, 2000

                                                                                         Annualized
                                                                                       Since Inception
         Index                                                           1 Year            12/14/99
         -----                                                           ------            --------
         Jacob Internet Fund                                            -79.11%           -77.30%
         S&P'r'500 Index*                                                -9.10%            -5.35%
         NASDAQ Composite Index*                                        -39.18%           -31.15%
         Goldman Sachs Technology Industry Internet Index*              -74.50%           -73.61%

* The returns of each index assume the reinvestment of any stock dividends. The S&P'r' 500 Index is an unmanaged index generally representative of the U.S. stock market for large cap stocks. The NASDAQ Composite Index is an unmanaged index generally representative of the market for over-the-counter stocks. The Goldman Sachs Technology Industry Internet Index is a capitalization weighted index of companies (currently 34) selected as representing the Internet sector. Investors may not invest in an index and, unlike the Fund, the return of an index is not reduced by any fees or operating expenses.

                                FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases....................................   None
Maximum Deferred Sales Charge (Load)................................................   None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends.........................   None
Redemption Fee*.....................................................................   None
Exchange Fee........................................................................   None

Annual Fund Operating Expenses**
(expenses that are deducted from Fund assets)

Management Fees.....................................................................   1.25%
Distribution and/or Service (12b-1) Fees............................................   0.35%
Other Expenses......................................................................   1.39%
                                                                                       -----

Total Annual Fund Operating Expenses................................................   2.99%


*    There is a $15.00 fee imposed on redemption proceeds sent by wire.

** The annual operating expense information is based on amounts incurred during the Fund's most recent fiscal year. Due to the reduction in overall assets of the Fund over the past year, the Fund's operating expenses are expected to make up a larger percentage of the Fund's assets during the current fiscal year.


Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund over the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


 Year 1                           Year 3                       Year 5                       Year 10
 ------                           ------                       ------                       -------
  $302                             $924                        $1,572                        $3,308


                   INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT
                          STRATEGIES AND RELATED RISKS

Investment Objectives. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary objective. There is no assurance that the Fund will achieve its investment objectives.

Principal Investment Strategies. The Fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 80% of its total assets in securities of companies in Internet and Internet-related industries. The Fund generally focuses its investments in common stocks and securities convertible into common stocks, but may invest up to 35% in fixed income or debt securities. The investment adviser selects investments in companies that derive a substantial portion of their revenue from Internet businesses and businesses in Internet-related industries or those that are aggressively developing and expanding their Internet and Internet-related business operations.

The investment adviser believes that companies that provide products or services designed for the Internet offer favorable investment opportunities. Accordingly, the Fund invests in companies that emphasize research and development with respect to proprietary products and services for Internet users and businesses because the investment adviser believes that these stocks have the greatest potential to rise in value.

The Internet is a world-wide network of computers designed to permit users to share information and transfer data quickly and easily. The world wide web ("web") is a means of graphically interfacing with the Internet. It is a hyper-text based publishing medium containing text, graphics, interactive feedback mechanisms and links within web documents and to other web documents.

The investment adviser believes that because of rapid advances in the breadth and scope of products and services offered over the Internet, an investment in companies with business operations in this industry will offer substantial opportunities for long-term capital appreciation. Of course, prices of common stocks of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by large institutional investors can result in price fluctuations.

The Internet has exhibited and continues to demonstrate rapid growth, both through increasing demand for existing products and services and the broadening of the Internet market. Many internet companies are newer and have small to medium market capitalizations. However, the Fund's investment policy is not limited to any minimum capitalization requirement and the Fund may hold securities without regard to the capitalization of the company. The investment adviser's overall process of stock selection for the Fund is not based on the capitalization or size of the company but rather on an assessment of the company's fundamental prospects.

Portfolio securities generally will be selected from companies in the following groups:

          o Media and Content Providers: Companies that provide information and entertainment services over the Internet, supported by subscriptions, advertising and/or transactional revenues.

          o E-commerce: Companies that sell goods and services using the Internet, and companies that distribute products directly over the Internet.

          o Infrastructure: Companies that develop and manufacture solutions to enable businesses to implement Internet strategies.

          o Communications: Companies engaged in the transmission of voice, video and data over the Internet, with emphasis on providers of high speed Internet access.

Buy/Sell Decisions. The investment adviser considers the following factors when buying and selling securities for the Fund: (i) the value of individual securities relative to other investment alternatives, (ii) trends in the determinants of corporate profits, (iii) corporate cash flow, (iv) balance sheet changes, (v) management capability and practices and (vi) the economic and political outlook. The Fund does not intend to trade in securities for short-term profits, but when circumstances warrant, securities may be sold without regard to the length of time they have been held.

Risk Factors. Lack of Profitability of Many Internet Companies: Many Internet-related companies have incurred large losses since their inception and will continue to incur large losses in the hope of capturing market share and generating future revenues. Accordingly, many such companies expect to incur significant operating losses for the foreseeable future, and may never be profitable.

The Computer/Internet Technology Area: Companies in the rapidly changing field of computer/Internet technology face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the Fund's shares may be susceptible to factors affecting the computer/Internet technology area and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular industry. As such, the Fund is not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. The computer/Internet technology area may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

Smaller Capitalized or Unseasoned Companies. The investment adviser believes that smaller capitalized or unseasoned companies generally have greater earnings and sales growth potential than larger capitalized companies. However, investments in smaller capitalized or unseasoned companies may involve greater risks, in part because they have limited product lines, markets and financial or managerial resources. In addition, less frequently-traded securities may be subject to more abrupt price movements than securities of larger capitalized companies. The level of risk will be increased to the extent that the Fund has significant exposure to smaller capitalized or unseasoned companies (those with less than a three-year operating history).

Convertible Securities. The Fund may invest in convertible securities, which may include corporate notes or preferred stock, but are ordinarily long-term debt obligations of the issuer convertible at a stated exchange rate into common stock of the issuer. As with all debt securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the price of the convertible security tends to reflect the value of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks on an issuer's capital structure and are consequently of higher quality and generally entail less risk than the issuer's common stock.

Temporary Investments. In response to unfavorable market, economic, political or other conditions, the Fund may invest up to 100% of its assets in U.S. and foreign short-term money market instruments as a temporary, defensive strategy. The Fund may invest up to 35% of its assets in these securities under normal circumstances to maintain liquidity or to earn income while seeking appropriate investments. Some of the short-term money instruments in which the Fund may invest include:


          o    commercial paper;

          o certificates of deposit, demand and time deposits and banker's acceptances;

          o    U.S. government securities; and

          o    repurchase agreements.

To the extent the Fund engages in a temporary, defensive strategy, the Fund may not achieve its investment objectives. The Statement of Additional Information contains more information about the Fund and the types of securities in which it may invest.

Portfolio Turnover. Purchases and sales are made whenever the investment adviser believes they are necessary in order to meet the Fund's investment objectives, other investment policies, and the liquidity to meet redemptions. Portfolio turnover may involve the payment by the Fund of brokerage and other transaction costs, on the sale of securities, as well as on the investment of the proceeds in other securities. The greater the portfolio turnover the greater the transaction costs to the Fund, which could have an adverse effect on the Fund's total rate of return. In addition, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The Fund does not seek to realize profits by anticipating short-term market movements and under ordinary circumstances, the investment adviser intends to buy securities for long-term capital appreciation.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities subject to certain restrictions on their transfer) and other securities that are not readily marketable, such as repurchase agreements maturing in more than one week, provided, however, that any illiquid securities purchased by the Fund will have been registered under the Securities Act of 1933 or be securities of a class, or convertible into a class, which is already publicly traded and the issuer of which is filing reports required by Section 13 or 15 of the Securities Exchange Act of 1934.

                 MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

Adviser. Jacob Asset Management of New York LLC (the "Adviser"), a federally registered investment adviser, is a Delaware limited liability company with its principal office located at 1675 Broadway, New York, NY 10019. Pursuant to the Investment Advisory Agreement for the Fund, the Adviser manages the Fund's portfolio of securities and makes the decisions with respect to the purchase and sale of investments, subject to the general supervision of the Fund's Board of Directors. The Adviser is also responsible for overseeing the performance of the Fund's administrator and other service providers.

Ryan I. Jacob, founder and Chief Executive Officer of the Adviser, as well as President and Chief Portfolio Manager of the Fund, is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Jacob served as Chief Portfolio Manager of The Internet Fund, Inc. from December 20, 1997 through June 24, 1999. Mr. Jacob also served as a financial analyst for Lepercq, de Neuflize & Co. Inc. from September 1998 to June 1999 and as an analyst for Horizon Asset Management from October 1994 through August 1998. Previously, Mr. Jacob was an assistant portfolio manager in the private clients group at Bankers Trust from October 1992 through October 1994 and Director of Research for IPO Value Monitor, an investment related research service from 1996 to August 1998. Mr. Jacob, a graduate of Drexel University, has over 9 years of investment management experience.

Francis J. Alexander is a portfolio manager of the Fund. Mr. Alexander assists Mr. Jacob in the day-to-day management of the Fund's assets and securities. Mr. Alexander was Chief Portfolio Manager of The Internet Fund, Inc. from October 21, 1996 (inception) through December 19, 1997 and was a portfolio manager of that fund while Mr. Jacob served as Chief Portfolio Manager. Mr. Alexander has been a portfolio manager with Lepercq, de Neuflize & Co. Inc. since May 1998 and has also served as President of Alexander Capital Management, Inc. since 1985. Mr. Alexander received his Bachelor of Arts from Notre Dame University and his Master of Business Administration from St. John's University. Mr. Alexander has over 29 years of investment management experience.

Adviser's Fees. Pursuant to the terms of the Investment Advisory Agreement, the Fund pays the adviser a monthly advisory fee equal to an annual rate of 1.25% of the Fund's average daily net assets. This fee is higher than the fee paid by most other mutual funds. The Adviser may agree to waive a portion of its fee or assume certain expenses of the Fund. This would have the effect of lowering the overall expense ratio of the Fund and of increasing yield to investors in the Fund. The Adviser contractually agreed to waive a portion of its advisory fees to limit the Fund's Net Annual Operating Expenses to no more than 2.00% through August 31, 2000. The Adviser voluntarily continued this waiver through December 31, 2000. To the extent that the Adviser waived its fees, the Fund may reimburse the Adviser for the three years after the year in which fees were waived or reimbursed. The Fund will only make such payments to the Adviser if the Total Annual Fund Operating Expenses do not exceed the expense limit of 2.00% that was in effect at the time of the waiver.


                             PURCHASE OF FUND SHARES

The Fund sells (and redeems) its shares on a continuous basis at net asset value ("NAV") and does not apply any front-end or back-end sales charges. A completed application must be submitted to the Fund, along with payment of the purchase price by check or wire. Your purchase will be calculated at the next determined NAV after the Transfer Agent receives and accepts your order.

Minimum Investments. To purchase shares, you need to invest at least $2,500 initially. Investments made under the Uniform Gift to Minor's Act, an IRA account, 401(k) plan, or other retirement accounts need to invest only $1,000 to start. Once you have an account with the Fund, you may make additional investments in amounts as low as $100.

The Fund reserves the right to vary the initial and subsequent minimum investment requirements at any time, to reject any purchase order or to suspend the offering of its shares.

How To Open An Account:

By Mail

Complete and sign the New Account Application and make a check or money order payable to Jacob Internet Fund.

            $2,500 minimum.                           $1,000 minimum for IRA, UGMA, 401K and other retirement
                                                      accounts.



            Any lesser amount must be approved by the Fund.

             MAIL TO:                                                  OVERNIGHT OR EXPRESS MAIL TO:
             JACOB INTERNET FUND INC.                                  JACOB INTERNET FUND INC.
             c/o U.S. Bancorp Fund Services, LLC                       c/o U.S. Bancorp Fund Services, LLC
             P.O. Box 701                                              615 East Michigan Street, 3rd Floor
             Milwaukee, WI 53201-0701                                  Milwaukee, WI 53202

Setting up an IRA account? Please call the Fund at 1-888-Jacob-fx
(1-888-522-6239) for details. All checks and money orders must be in U.S. Dollars only. No cash will be accepted.


    NOTE: The Transfer Agent charges a $25 fee for any returned checks due to insufficient funds.
    You will be responsible for any losses suffered by the Fund as a result.

By Wire


Please call the Fund at 1-888-Jacob-fx to notify the Fund that the wire is coming and to verify the proper wire instructions so that the wire is properly applied when received. The Fund is not responsible for delays resulting from the banking or Federal Reserve wire system.


Immediately send a completed New Account Application form to the Fund at the above address to have all accurate information recorded to your account. Your purchase request should be wired through the Federal Reserve Bank as follows:


    U.S. Bank, N.A.                 Credit to: U.S. Bancorp Fund Services, LLC
    777 East Wisconsin Avenue       Account Number: 112-952-137
    Milwaukee, Wisconsin 53202      Further credit to: Jacob Internet Fund Inc.
    ABA Number: 042000013           Your account name and account number


           (For new accounts, include taxpayer identification number)

How To Purchase Additional Shares:

By Mail

You may add to your account at any time by mailing the remittance form which is attached to your individual account statement along with any subsequent investments. All requests must include your account registration number in order to assure that your funds are credited properly.

By Wire

Please follow the wiring instructions detailed above.

By Telephone


If you have completed the appropriate section of the New Account Application or if you make subsequent arrangements in writing, you may purchase additional shares by telephoning the Fund toll-free at 1-888-Jacob-fx. This option allows investors to move money from their predesignated bank account to their Fund account upon request. Only bank accounts held at domestic institutions that are Automated Clearing House (ACH) members may be used for telephone transactions.


To have your Fund shares purchased at the NAV determined at the close of regular trading on a given date, the Transfer Agent must receive both your purchase order and payment by Electronic Funds Transfer through the ACH System before the close of regular trading on that date. You may not use telephone transactions for your initial purchase of Fund shares.

The Fund may alter, modify or terminate the telephone purchase option at any time. The minimum amount that can be transferred by telephone is $100. For more information about telephonic transactions, please call the Fund at 1-888-Jacob-fx.


By Internet

This option allows you to purchase additional shares directly through the Fund's website at www.JacobInternet.com. To choose this option, complete the appropriate section of the New Account Application or make subsequent arrangements in writing. Only bank accounts held at a domestic institution which is an ACH member may be used for internet transactions.

To have your Fund shares purchased at the NAV determined at the close of regular trading on a given date, the Transfer Agent must receive both your purchase order and payment via ACH transfer before the close of regular trading on that date. You may not use internet transactions for your initial purchase of Fund shares.


The Fund may alter, modify or terminate the internet purchase option at any time. The minimum amount that can be transferred by internet is $100. For more information about internet transactions, please call the Fund at 1-888-Jacob-fx.


By Automatic Investment Plan

You may purchase additional shares of the Fund through an Automatic Investment Plan which allows monies to be deducted directly from your checking, savings or bank money market accounts to invest in the Fund. You may make automatic investments on a weekly, monthly, bi-monthly (every other month) or quarterly basis.


Minimum initial investment...............................   $1,000
Subsequent monthly investments...........................     $100


You are eligible for this plan if your bank account is maintained at a domestic financial institution which is an ACH member.


The Fund may alter, modify or terminate the Automatic Investment Plan at any time. For information about participating in the Automatic Investment Plan, please call the Fund at 1-888-Jacob-fx.


Investing Through Brokers or Agents. You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund's distributor. Investors may be charged a separate fee by a broker or agent. The broker or agent may also set their own initial and subsequent investment minimums.

Retirement Plans. Shares of the Fund are available for use in tax-deferred retirement plans such as:

         o        IRAs,

         o employer-sponsored defined contribution plans (including 401(k) plans), and

         o tax-sheltered custodial accounts described in Section 403(b)(7) of the Internal Revenue Code.


Receipt of Orders. Shares may only be purchased on days the New York Stock Exchange is open for business. If you are paying with federal funds (wire), your order will be considered received when U.S.

Bank, N.A. receives the federal funds. When making a purchase request in writing, make sure your request is in good order. "Good order" means your letter of instruction includes:


         o        the name of the Fund

         o        the dollar amount of shares to be purchased

         o        purchase application or investment slip


         o        check payable to Jacob Internet Fund Inc.


Timing of Requests. All requests received and accepted by the Transfer Agent before 4:00 p.m. (Eastern time) will be executed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

                            REDEMPTION OF FUND SHARES

When Redemption Proceeds Are Sent to You: You may redeem your shares at any time without a charge. Once the Transfer Agent receives and accepts your redemption request, your request will be processed at the next determined NAV. If you purchase shares by check or ACH transfer and request a redemption soon after the purchase, the Fund will honor the redemption request, but will not mail the proceeds until your purchase check has cleared (usually within 12 days, but in no case more than 15 days). If you make a purchase by check or ACH transfer that does not clear, the purchase will be canceled and you will be responsible for any losses or fees incurred in that transaction.

A redemption request received and accepted before 4:00 p.m. (Eastern time) will normally be wired to the bank you indicate on the following business day or mailed on the following business day to the address of record; in the case of redemptions via ACH transfer, proceeds will normally be sent to the bank you indicate on the second business day after the redemption request has been received and accepted. In no event will proceeds be wired, mailed or transferred through the ACH system more than 7 days after the Transfer Agent receives and accepts a redemption request. If the proceeds of the redemption are requested to be sent to an address other than the address of record or if the address of record has been changed within 15 days of the redemption request, the request must be in writing with your signature(s) guaranteed. The Fund is not responsible for interest on redemption amounts due to lost or misdirected mail.

The Fund and the Transfer Agent each reserve the right to refuse a wire, telephone or internet redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by wire, telephone or internet may be modified or terminated at any time by the Fund.

How To Redeem Shares:

By Mail

Send written redemption requests to:


         Jacob Internet Fund Inc.
         c/o U.S. Bancorp Fund Services, LLC
         P.O. Box 701
         Milwaukee, WI 53201-0701

If a redemption request is inadvertently sent to the Fund at its corporate address, it will be forwarded to the Transfer Agent and the effective date of redemption will be delayed until the request is received by the Transfer Agent.

The Fund cannot honor any redemption requests with special conditions or which specify an effective date other than as provided.

When making a redemption request, make sure your request is in good order. "Good order" means your letter of instruction includes:

         o        the name of the Fund

         o the number of shares or the dollar amount of shares to be redeemed

         o        the account registration number

         o signatures of all registered shareholders exactly as the shares are registered

                       Account                                                          Signature
                     Registration                                                     Requirements
                     ------------                                                     ------------

Individual, Joint Tenants, Sole                                Redemption requests must be signed by all person(s)
   Proprietorship, Custodial (UGMA), General                   required to sign for the account, exactly as it is
   Partners............................................        registered.

Corporations, Associations.............................        Redemption request and a corporate resolution,
                                                               signed by person(s) required to sign for the
                                                               account, accompanied by signature guarantee(s).

Trusts.................................................        Redemption request signed by the Trustee(s), with a
                                                               signature guarantee. (If the Trustee's name is not
                                                               registered on the account, a copy of the trust
                                                               document certified within the past 60 days is also
                                                               required.)


By Telephone


If you are set up to perform telephone transactions (either through your New Account Application or by subsequent arrangements in writing), you may redeem shares in any amount up to $50,000 by instructing the Fund by telephone at 1-888-Jacob-fx. You must redeem at least $100 for each telephone redemption. Redemption requests for amounts exceeding $50,000 must be made in writing. A signature guarantee is required of all shareholders in order to change telephone redemption privileges.


By Internet

If you are set up to perform internet transactions (either through your New Account Application or by subsequent arrangements in writing), you may redeem shares in any amount up to $50,000 through the Fund's website at www.JacobInternet.com. You must redeem at least $100 for each internet redemption. Redemption requests for amounts exceeding $50,000 must be made in writing. A signature guarantee is required of all shareholders in order to change internet redemption privileges.

By Systematic Withdrawal Plan

If you own shares with a value of $10,000 or more, you may participate in the Systematic Withdrawal Plan. The Fund's systematic withdrawal option allows you to move money automatically from your Fund account to your bank account according to the withdrawal schedule you select. To select the systematic withdrawal option, you must check the appropriate box on the New Account Application. The minimum systematic withdrawal amount is $100.

If you expect to purchase additional Fund shares, it may not be to your advantage to participate in the Systematic Withdrawal Plan because contemporaneous purchases and redemptions may result in adverse tax consequences.


For further details about this service, see the New Account Application or call the Fund at 1-888-Jacob-fx.

Electronic Transfers. The proceeds of a redemption can be sent directly to your bank account via wire or ACH transfer. You can elect these options by completing the appropriate section of the New Account Application or making subsequent arrangements in writing. In order to arrange for redemption by wire or ACH transfer after an account has been opened, or to change the bank or account designated to receive redemption proceeds, a written request must be sent to the Fund at the address listed above. If the proceeds are sent by wire, the Transfer Agent will assess a $15.00 wire fee. If money is moved via ACH transfer, you will not be charged by the Fund for these services. There is a $100 minimum per transfer.


Telephone/Internet Requests. Neither the Fund nor any of its service contractors will be liable for any loss or expense in acting upon any telephone or internet instructions for redemptions that are reasonably believed to be genuine. The Fund will use reasonable procedures to attempt to confirm that all telephone and internet instructions are genuine such as requesting that a shareholder provide:


                             Telephone                                                   Internet
                             ---------                                                   --------
o  the name in which the account is registered, and             o  the name in which the account is registered, and
o  the Fund account number or his/her social security number.   o  the Fund account number and social security number, and
                                                                o  his/her Personal Identification Number (PIN) which can
                                                                   be established on the web site.


If the Fund fails to follow these reasonable procedures, it may be liable for any loss due to unauthorized or fraudulent transactions. Telephone and internet redemptions may be difficult during periods of drastic economic or market changes. If you are unable to contact the Fund by telephone or internet, you may also redeem shares by mail following the instructions above.


IRA Redemptions. If you have an IRA, you must indicate on your redemption request whether or not to withhold federal income tax. Redemption requests not indicating an election to have federal tax withheld will be subject to withholding. If you are uncertain of the redemption requirements, please contact the Transfer Agent in advance: 1-888-Jacob-fx.


Signature Guarantees.  Signature guarantees are needed for:

         o        Redemption requests over $50,000

         o Redemption requests to be sent to a different address other than the address of record

         o        Changing telephone redemption privileges


Signature guarantees can be obtained from banks and securities dealers, but not from a notary public. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees and guardians. Call the Fund at 1-888-Jacob-fx for more information and a form on which to make the signature guarantee.

Redemptions In-Kind. If your redemption request exceeds the lesser of $250,000 or 1% of the NAV (an amount that would affect Fund operations), the Fund reserves the right to make a "redemption in-kind." A redemption in-kind is a payment in portfolio securities rather than cash. The portfolio securities would be valued using the same method as the Fund uses to calculate its NAV. You may experience additional expenses such as brokerage commissions in order to sell the securities received from the Fund. In-kind payments do not have to constitute a cross section of the Fund's portfolio. The Fund will not recognize gain or loss for federal tax purposes on the securities used to complete an in-kind redemption, but you will recognize gain or loss equal to the difference between the fair market value of the securities received and your basis in the Fund shares redeemed.


Accounts with Low Balances. Due to the high cost of maintaining accounts with low balances, the Fund may mail you a notice if your account falls below $2,500, other than as a result of a decline in the value per share of the Fund, requesting that you bring the account back up to $2,500 or close it out. If you do not respond to the request within 30 days, the Fund may close your account and send you the proceeds.

                             PRICING OF FUND SHARES


How NAV is Determined. The NAV is equal to the value of the Fund's securities, cash and other assets less all expenses and liabilities divided by the number of shares outstanding. The NAV is determined once daily on Monday through Friday as of the close of business of the New York Stock Exchange on each day that the Exchange is open. The Fund does not determine NAV on the following holidays:


[ ] New Year's Day                [ ] Good Friday        [ ] Labor Day
[ ] Martin Luther King, Jr. Day   [ ] Memorial Day       [ ] Thanksgiving Day
[ ] Presidents' Day               [ ] Independence Day   [ ] Christmas Day


The Fund's portfolio securities are valued each day at the last quoted sales price on each security's principal exchange. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith, or in accordance with procedures approved by the Board of Directors. The Fund may use independent pricing services to assist in calculating the NAV. In addition, if the Fund owns any foreign securities which are traded on foreign exchanges that are open on weekends or other days when the Fund does not price its shares, the NAV may change on days when shareholders will not be able to purchase or redeem Fund shares.

                           DIVIDENDS AND DISTRIBUTIONS

At least 90% of the Fund's net taxable income will be declared as dividends or distributions and paid annually. If an investor's shares are redeemed prior to the date on which dividends are normally declared and paid, accrued but unpaid dividends will be paid with the redemption proceeds. Substantially all the realized net capital gains of the Fund, if any, are declared and paid on an annual basis. Dividends are payable to investors of record at the time of declaration. For a discussion of the taxation of dividends or distributions, see "Tax Consequences."

The net investment income of the Fund for each business day is determined immediately prior to the determination of NAV. Net investment income for other days is determined at the time NAV is determined on the prior business day. Shares of the Fund earn dividends on the business day their purchase is effective but not on the business day their redemption is effective.

Choosing a Distribution Option. Distribution of dividends from the Fund may be made in accordance with several options. A shareholder may select one of four distribution options:

         1. Automatic Reinvestment Option. Both dividends and capital gains distributions will be automatically reinvested in additional shares of the Fund unless the investor has elected one of the other three options.

         2. Cash Dividend Option. Dividends will be paid in cash, and capital gains will be reinvested in additional shares.

         3. Cash Capital Gain Option. Capital gains will be paid in cash and dividends will be reinvested in additional shares.

         4. All Cash Option. Both dividends and capital gains distributions will be paid in cash.

                                TAX CONSEQUENCES

Avoid "Buying a Dividend." If you invest in the Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund's shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution.

Tax considerations. In general, if you are a taxable investor, Fund distributions will be taxable to you as either ordinary income or capital gain. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Any capital gains the Fund distributes will be taxable as long-term capital gain no matter how long you have held your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.


By law, the Fund must withhold a portion of your taxable distributions and redemption proceeds unless you are a corporate or other exempt shareholder or you:


         o provide your correct social security or taxpayer identification number,

         o        certify that this number is correct,

         o        certify that you are not subject to backup withholding, and

         o certify that you are a U.S. person (including a U.S. resident alien).


The Fund must also withhold if the IRS instructs it to do so.

When you sell your shares of the Fund, you may realize a capital gain or loss.


Fund distributions and gains from the sale of your shares generally will be subject to federal, state and local taxes. Non-U.S. investors may be subject to U.S. withholding and/or estate tax, and will be subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.


                            DISTRIBUTION ARRANGEMENTS


Distributor. Lepercq, de Neuflize Securities Inc. (the "Distributor") has entered into an agreement with the Fund to serve as the Fund's distributor. The Distributor will be entitled to receive an annual distribution fee of up to 0.10% of the average daily net assets of the Fund

(the "Distribution Fee") under the terms of the Fund's Rule 12b-1 Plan and will pay the promotional and advertising expenses related to the distribution of the Fund's shares and for the printing of all Fund prospectuses used in connection with the distribution and sale of Fund shares. In addition, pursuant to such distribution arrangement, the Distributor may use a portion of the distribution fee to compensate financial intermediaries for providing distribution assistance with respect to the sale of Fund shares. See "Investment Advisory and Other Services" in the Statement of Additional Information.


12b-1 Plan. The Fund has adopted a distribution and service plan, pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Rule 12b-1 provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with the Plan permitted by Rule 12b-1. The Plan provides that the Fund will compensate the Adviser for certain expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts and to compensate parties with which it has written agreements and whose clients own shares of the Fund for providing servicing to their clients ("shareholder servicing"), which is subject to a service fee of up to 0.25% per annum of the Fund's average daily net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. As noted above, the Plan also provides that the Distributor is paid the Distribution Fee, on an annual basis, to enable it to provide promotional support to the Fund and to make payments to broker-dealers and other financial institutions with which it has written agreements and whose clients are Fund shareholders (each a "broker-dealer") for providing distribution assistance. The Distribution Fee is an "asset based sales charge" and, therefore, long-term shareholders may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. Fees paid under the Plan may not be waived for individual shareholders.

Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their provision of specialized purchase and redemption procedures. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through shareholder servicing agents and broker-dealers may be less than it is to investors who invest in the Fund directly. An investor should read the Prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the fiscal year ended August 31, 2001. Certain information reflects financial results for a single fund share. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report to Shareholders which is available upon request. Per share data for a share of beneficial interest outstanding for the entire period and selected information for the period are as follows:

                                                                                   December 14, 1999(1)
                                                                   Year Ended            Through
                                                                August 31, 2001      August 31, 2000
Per Share Data:
Net asset value, beginning of period                                 $5.54                $10.00
                                                               ----------------     -----------------
Income From Investment Operations:
         Net investment loss(2)                                      (0.05)                (0.09)
         Net realized and unrealized losses on investments           (4.66)                (4.37)
                                                               ----------------     -----------------
         Total from investment operations                            (4.71)                (4.46)
                                                               ----------------     -----------------
Net asset value, end of period                                       $0.83                 $5.54
                                                               ================     =================
Total return                                                        (85.02%)(3)           (44.60%)(4)

Supplemental Data and Ratios:
Net assets, end of period                                      $17,017,392          $127,779,557

     Ratio of operating expenses to average net assets:
         Before reimbursement by Adviser                              2.99%                 2.30%(5)
         After reimbursement by Adviser                               2.82%                 2.00%(5)

     Ratio of net investment loss to average net assets:
         Before reimbursement by Adviser                             (2.42%)               (1.85%)(5)
         After reimbursement by Adviser                              (2.25%)               (1.55%)(5)

Portfolio turnover rate                                             347.84%               195.24%


-----------

(1)  Commencement of operations.

(2) Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.


(3) If certain losses had not been assumed by the affiliate, total return would have been lower by less than 0.01%.

(4)  Not annualized.

(5)  Annualized.

                                                                 Jacob Internet
                                                                   Fund Inc.

                                                                   Prospectus
                                                                 & Application
                                                                 -------------
                                                               December 31, 2001

                               Investment Adviser
                     Jacob Asset Management of New York LLC

                        Administrator and Transfer Agent
                               and Dividend Agent
                         U.S. Bancorp Fund Services, LLC

                           Underwriter and Distributor
                      Lepercq, de Neuflize Securities Inc.

                                    Custodian
                                 U.S. Bank, N.A.

                                  Legal Counsel
                       Stradley Ronon Stevens & Young, LLP

                              Independent Auditors
                                Ernst & Young LLP

A Statement of Additional Information (SAI), dated December 31, 2001 and the Fund's Annual and Semi-Annual Reports include additional information about the Fund and its investments and are incorporated by reference into this Prospectus. The Fund's Annual Report contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its prior fiscal year or part thereof. You may obtain the SAI, the Annual and Semi-Annual Reports and material incorporated by reference without charge by calling the Fund at 1-888-Jacob-fx. To request other information or to make inquiries, please call your financial intermediary or the Fund.

A current SAI has been filed with the Securities and Exchange Commission. You may visit the Securities and Exchange Commission's Internet website (www.sec.gov) to view the SAI, material incorporated by reference and other information on the EDGAR database. These materials can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. In addition, copies of these materials may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-6009 or sending an e-mail to publicinfo@sec.gov.


                     Jacob Asset Management of New York LLC
                  1675 Broadway, 16th Floor, New York, NY 10019
                            1-888-Jacob-fx (522-6239)
                              www.JacobInternet.com


811-09447

                       STATEMENT OF ADDITIONAL INFORMATION

                                DECEMBER 31, 2001

                                 --------------

                    RELATING TO THE JACOB INTERNET FUND INC.
                       PROSPECTUS DATED DECEMBER 31, 2001


                  This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Fund's Prospectus, dated December 31, 2001 (the "Prospectus").


                  This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing or calling the Fund toll-free at 1-888-JACOB-FX. The material relating to the purchase, redemption and pricing of shares has been incorporated by reference into the Statement of Additional Information from the Fund's Prospectus.



                  This Statement of Additional Information is incorporated by reference into the Prospectus in its entirety.

                                TABLE OF CONTENTS



Fund History.............................................................. [ ]
Description of the Fund and its Investments and Risks..................... [ ]
Management of the Fund.................................................... [ ]
Codes of Ethics........................................................... [ ]
Control Persons and Principal Holders of Securities....................... [ ]
Investment Advisory and Other Services.................................... [ ]
Brokerage Allocation and Other Practices.................................. [ ]
Capital Stock and Other Securities........................................ [ ]
Purchase, Redemption and Pricing of Shares................................ [ ]
Taxation of the Fund...................................................... [ ]
Underwriters.............................................................. [ ]
Calculation of Performance Data........................................... [ ]
Financial Statements...................................................... [ ]



                                       (i)

I.       FUND HISTORY


                  Jacob Internet Fund Inc. (the "Fund") was incorporated in Maryland on July 13, 1999.



II.      DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

         A. INVESTMENT STRATEGIES AND RISKS


                  The Fund's primary investment objective is long-term growth of capital and its secondary objective is current income. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 80% of its total assets in the securities of companies engaged in Internet and Internet-related industries. The Fund generally focuses its investments in common stocks and securities convertible into common stocks. The Fund's investment adviser selects investments in companies that derive a substantial portion of their revenue from Internet or Internet-related businesses or that are aggressively developing and expanding their Internet and Internet-related business operations.

                  As a diversified, open-end management investment company, at least 75% of the Fund's total assets are required to be invested in securities limited in respect of any one issuer to not more than 5% of the Fund's total assets and to not more than 10% of the issuer's voting securities.

         B. DESCRIPTION OF THE FUND'S INVESTMENT SECURITIES AND DERIVATIVES


                  The following expands upon the descriptions in the Prospectus of the types of securities in which the Fund may invest and their related risks. In addition, this section discusses certain potential Fund investments which were not previously described in the Prospectus.


                  1. The Computer/Internet Technology Area. The Adviser believes that because of rapid advances in computer/Internet technology, an investment in companies with business operations in these areas will offer substantial opportunities for long-term capital appreciation. Of course, prices of common stocks of even the best managed, most profitable corporations are subject to market risk, which means their stock prices can decline. In addition, swings in investor psychology or significant trading by large institutional investors can result in price fluctuations. The Fund may also invest in the stocks of companies that should benefit from the commercialization of technological advances, although they may not be directly involved in research and development.


                  The Fund's investment policy is not limited to any minimum capitalization requirement and the Fund may hold securities without regard to the capitalization of the issuer. The Adviser's overall stock selection for the Fund is not based on the capitalization or size of the company but rather on an assessment of the company's fundamental prospects.


                                       (2)

                  Companies in the rapidly changing field of computer/Internet technology face special risks. For example, their products or services may not prove commercially successful or may become obsolete quickly. The value of the Fund's shares may be susceptible to factors affecting the computer/Internet technology area and to greater risk and market fluctuation than an investment in a fund that invests in a broader range of portfolio securities not concentrated in any particular industry. As such, the Fund is not an appropriate investment for individuals who are not long-term investors and who, as their primary objective, require safety of principal or stable income from their investments. The computer/Internet technology area may be subject to greater governmental regulation than many other areas and changes in governmental policies and the need for regulatory approvals may have a material adverse effect on these areas. Additionally, companies in these areas may be subject to risks of developing technologies, competitive pressures and other factors and are dependent upon consumer and business acceptance as new technologies evolve.

                  2. Foreign Securities. The Fund may invest up to 15% of its assets in foreign securities. It is, however, the present intention of the Fund to limit the investment in foreign securities to no more than 5% of its assets. By investing a portion of its assets in foreign securities, the Fund will attempt to take advantage of differences among economic trends and the performance of securities markets in various countries. To date, the market values of securities of issuers located in different countries have moved relatively independently of each other. During certain periods, the return on equity investments in some countries has exceeded the return on similar investments in the United States. The Adviser believes that, in comparison with investment companies investing solely in domestic securities, it may be possible to obtain significant appreciation from a portfolio of foreign investments and securities from various markets that offer different investment opportunities and are affected by different economic trends. International diversification reduces the effect that events in any one country will have on the Fund's entire investment portfolio. On the other hand, a decline in the value of the Fund's investments in one country may offset potential gains from investments in another country.


                  Investment in obligations of foreign issuers and in direct obligations of foreign nations involves somewhat different investment risks from those affecting obligations of United States domestic issuers. There may be limited publicly available information with respect to foreign issuers and foreign issuers are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to domestic companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than in the United States. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties that could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon and may involve a risk of loss to the Fund. Foreign securities markets have substantially less volume


                                       (3)
than domestic securities exchanges and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. Dividends and interest paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on foreign investments as compared to dividends and interest paid to the Fund by domestic companies. Additional risks include future political and economic developments, the possibility that a foreign jurisdiction might impose or increase withholding taxes on income payable with respect to foreign securities, the possible seizure, nationalization or expropriation of the foreign issuer or foreign deposits (in which the Fund could lose its entire investment in a certain market) and the possible adoption of foreign governmental restrictions such as exchange controls. To the extent the Fund invests in foreign securities, shareholders may be subject to additional risks than if the Fund's portfolio contained only domestic securities.

                  Foreign Currency. Investments in foreign securities will usually be denominated in foreign currency, and the Fund may contemporarily hold funds in foreign currencies. The value of the Fund's investments denominated in foreign currencies may be affected, favorably or unfavorably, by the relative strength of the U.S. dollar, changes in foreign currency and U.S. dollar exchange rates and exchange control regulations. The Fund may incur costs in connection with conversions between various currencies. The Fund's net asset value per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets (which in turn are affected by interest rates, trade flow and numerous other factors, including, in some countries, local governmental intervention).

                  3. U.S. Government Obligations. U.S. Government obligations are obligations that are backed by the full faith and credit of the United States, by the credit of the issuing or guaranteeing agency or by the agency's right to borrow from the U.S. Treasury. They include (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturity of one year or less), U.S. Treasury notes (maturity of one year or ten years), U.S. Treasury bonds (generally maturities of more than ten years), and (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the United States (such as securities issued by the Government National Mortgage Association, the Federal Housing Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration, and certain securities issued by the Farmers' Home Administration and the Small Business Administration, most of which are explained below under the section entitled "Mortgage-Backed Securities"). The maturities of U.S. Government obligations usually range from three months to thirty years.

                  4. Repurchase Agreements. When the Fund purchases securities, it may enter into a repurchase agreement with the seller wherein the seller agrees, at the time of sale, to repurchase the security at a mutually agreed upon time and price. The Fund may enter into



                                       (4)
repurchase agreements with member banks of the Federal Reserve System and with broker-dealers who are recognized as primary dealers in United States Government securities by the Federal Reserve Bank of New York. Although the securities subject to the repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than 397 days after the Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the security, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will be equal to or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times be equal to or exceed the value of the repurchase agreement. The Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest, even though the underlying security may mature in more than one year. The collateral securing the seller's obligation must be of a credit quality at least equal to the Fund's investment criteria for securities in which it invests and will be held by the Custodian or in the Federal Reserve Book Entry System.

                  For purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund's investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter a delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If the court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds of the sale to a third party are less than the repurchase price. However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund involved will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that a Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities.

                  5. Hedging Transactions. The Fund may, but does not currently intend to, enter into hedging transactions. Hedging is a means of transferring risk which an investor does not desire to assume during an uncertain market environment. The Fund is permitted to enter into the transactions solely (a) to hedge against changes in the market value of portfolio


                                       (5)
securities or (b) to close out or offset existing positions. The transactions must be appropriate to reduction of risk; they cannot be for speculation. In particular, the Fund may write covered call options on securities or stock indices. By writing call options, the Fund limits its profit to the amount of the premium received. By writing a covered call option, the Fund assumes the risk that it may be required to deliver the security having a market value higher than its market value at the time the option was written. The Fund will not write options if immediately after such sale the aggregate value of the obligations under the outstanding options would exceed 25% of the Fund's net assets.


                  To the extent the Fund uses hedging instruments which do not involve specific portfolio securities, offsetting price changes between the hedging instruments and the securities being hedged will not always be possible, and market value fluctuations of the Fund may not be completely eliminated. When using hedging instruments that do not specifically correlate with securities in the Fund, the Adviser will attempt to create a very closely correlated hedge.


                  Short Sales. The Fund may make short sales of securities "against-the-box." A short sale "against-the-box" is a sale of a security that the Fund either owns an equal amount of or has the immediate and unconditional right to acquire at no additional cost. The Fund will make short sales "against-the-box" as a form of hedging to offset potential declines in long positions in the same or similar securities.


                  6. Options Transactions. The Fund may, but does not currently intend to, enter into options transactions. The Fund may purchase call and put options on securities and on stock indices in an attempt to hedge its portfolio and to increase its total return. Call options may be purchased when it is believed that the market price of the underlying security or index will increase above the exercise price. Put options may be purchased when the market price of the underlying security or index is expected to decrease below the exercise price. The Fund may also purchase all options to provide a hedge against an increase in the price of a security sold short by it. When the Fund purchases a call option, it will pay a premium to the party writing the option and a commission to the broker selling the option. If the option is exercised by the Fund, the amount of the premium and the commission paid may be greater than the amount of the brokerage commission that would be charged if the security were purchased directly.

                  In addition, the Fund may write covered call options on securities or stock indices. By writing options, the Fund limits its profits to the amount of the premium received. By writing a call option, the Fund assumes the risk that it may be required to deliver the security at a market value higher than its market value at the time the option was written plus the difference between the original purchase price of the stock and the strike price. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security at a price in excess of its current market value.


                  7. Lending of Securities. The Fund may lend its portfolio securities to qualified institutions as determined by the Adviser. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund in such transaction. The Fund will not lend portfolio securities if, as a


                                       (6)
result, the aggregate of such loans exceeds 33% of the value of its total assets (including such loans). All relevant facts and circumstances, including the creditworthiness of the qualified institution, will be monitored by the Adviser, and will be considered in making decisions with respect to lending of securities, subject to review by the Fund's Board of Directors. The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and their reasonableness is determined by the Fund's Board of Directors.

                  8. Variable-Amount Master Demand Notes. The Fund may purchase variable amount master demand notes ("VANs"). VANs are debt obligations that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest at specified intervals upon a specified number of days' notice either from the issuer or by drawing on a bank letter of credit, a guarantee, insurance or other credit facility issued with respect to such instrument.

                  The VANs in which the Fund may invest are payable on not more than seven calendar days' notice either on demand or at specified intervals not exceeding one year depending upon the terms of the instrument. The terms of the instruments provide that interest rates are adjustable at intervals ranging from daily to up to one year and their adjustments are based upon the prime rate of a bank or other appropriate interest rate adjustment index as provided in the respective instruments. The Fund will decide which variable rate demand instruments it will purchase in accordance with procedures prescribed by its Board of Directors to minimize credit risks.

                  The VANs that the Fund may invest in include participation certificates purchased by the Fund from banks, insurance companies or other financial institutions in fixed or variable rate, or taxable debt obligations
(VANs) owned by such institutions or affiliated organizations. A participation certificate gives the Fund an undivided interest in the obligation in the proportion that the Fund's participation interest bears to the total principal amount of the obligation and provides the demand repurchase feature described below. Where the institution issuing the participation does not meet the Fund's high quality standards, the participation is backed by an irrevocable letter of credit or guaranty of a bank (which may be a bank issuing a confirming letter of credit, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the certificate of participation or a bank serving as agent of the issuer with respect to the possible repurchase of the issue) or insurance policy of an insurance company that the Board of Directors of the Fund has determined meets the prescribed quality standards for the Fund. The Fund has the right to sell the participation certificate back to the institution and, where applicable, draw on the letter of credit, guarantee or insurance after no more than 30 days' notice either on demand or at specified intervals not exceeding 397 days (depending on the terms of the participation), for all or any part of the full principal amount of the Fund's participation interest in the security, plus accrued interest. The Fund intends to exercise the demand only
(1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to the Fund in order to make redemptions of the Fund's shares, or (3) to maintain a high quality investment portfolio. The institutions issuing the participation certificates will retain a service and letter of credit fee (where applicable) and a fee for providing the demand repurchase feature, in an amount equal to the excess of the interest paid on the instruments over the negotiated yield


                                       (7)
at which the participations were purchased by the Fund. The total fees generally range from 5% to 15% of the applicable prime rate* or other interest rate index. With respect to insurance, the Fund will attempt to have the issuer of the participation certificate bear the cost of the insurance, although the Fund retains the option to purchase insurance if necessary, in which case the cost of insurance will be an expense of the Fund. The Adviser has been instructed by the Fund's Board of Directors to continually monitor the pricing, quality and liquidity of the variable rate demand instruments held by the Fund, including the participation certificates, on the basis of published financial information and reports of the rating agencies and other bank analytical services to which the Fund may subscribe. Although these instruments may be sold by the Fund, the Fund intends to hold them until maturity, except under the circumstances stated above.

                  While the value of the underlying variable rate demand instruments may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments. Accordingly, as interest rates decrease or increase, the potential for capital appreciation and the risk of potential capital depreciation is less than would be the case with a portfolio of fixed income securities. The Fund may contain VANs on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such VANs may fluctuate. To the extent that the Fund holds VANs with these limits, increases or decreases in value may be somewhat greater than would be the case without such limits. In the event that interest rates increased so that the variable rate exceeded the fixed-rate on the obligations, the obligations could no longer be valued at par and this may cause the Fund to take corrective action, including the elimination of the instruments. Because the adjustment of interest rates on the VANs is made in relation to movements of the applicable banks' "prime rate,"* or other interest rate adjustment index, the VANs are not comparable to long-term fixed-rate securities. Accordingly, interest rates on the VANs may be higher or lower than current market rates for fixed-rate obligations or obligations of comparable quality with similar maturities.

                  For purposes of determining whether a VAN held by a Fund matures within 397 days from the date of its acquisition, the maturity of the instrument will be deemed to be the longer of (1) the period required before the Fund is entitled to receive payment of the principal amount of the instrument or
(2) the period remaining until the instrument's next interest rate adjustment. If a variable rate demand instrument ceases to meet the investment criteria of the Fund, it will be sold in the market or through exercise of the repurchase demand.

                  9. Investment Companies. The Fund may purchase securities of other investment companies only to the extent that (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund, except as such securities may be acquired as

----------
* The "prime rate" is generally the rate charged by a bank to its most creditworthy customers for short term loans. The prime rate of a particular bank may differ from other banks and will be the rate announced by each bank on a particular day. Changes in the prime rate may occur with great frequency and generally become effective on the date announced.


                                       (8)
part of a merger, consolidation or acquisition of assets and further, except as may be permitted by Section 12(d) of the 1940 Act or by the Securities and Exchange Commission.

                  10. Borrowing. The Fund may from time to time borrow money from banks for temporary, extraordinary or emergency purposes. Such borrowing will not exceed an amount equal to one-third of the value of the Fund's total assets less its liabilities and will be made at prevailing interest rates. The Fund may not, however, purchase additional securities while borrowings exceed 5% of its total assets. Interest paid on borrowings will reduce net income.



         C. FUND POLICIES - INVESTMENT RESTRICTIONS


                  The Fund has adopted the following fundamental investment restrictions which may not be changed unless approved by a majority of the Fund's outstanding shares. As used in this Prospectus, the term "majority of the outstanding shares" of the Fund means, respectively, the vote of the lesser of
(i) 67% or more of the shares of the Fund present at the meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.


                  The Fund may not:


         (1) Borrow money. This restriction shall not apply to borrowing from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an amount up to one-third of the value of the Fund's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing was made.

         (2) With respect to 75% of its total assets, the Fund will not invest more than 5% of its assets in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies, and instrumentalities).

         (3) With respect to 75% of its total assets, the Fund will not invest in the securities of any issuer if as a result the Fund holds more than 10% of the outstanding securities or more than 10% of the outstanding voting securities of such issuer.

         (4) Mortgage, pledge or hypothecate any assets except that the Fund may pledge not more than one-third of its total assets to secure borrowings made in accordance with paragraph (1) above.

         (5) Sell securities short, except short sales "against-the-box," or purchase securities on margin in connection with hedging transactions.

         (6) Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

                                       (9)

         (7) Invest more than an aggregate of 15% of its net assets in illiquid securities, including restricted securities and other securities that are not readily marketable, such as repurchase agreements maturing in more than seven days and variable rate demand instruments exercisable in more than seven days.

         (8) Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or oil and gas interests, but this shall not prevent the Fund from investing in obligations secured by real estate or interests in real estate.

         (9) Make loans to others, except through the purchase of portfolio investments, including repurchase agreements, exceeding in the aggregate one-third of the market value of the Fund's total assets less liabilities other than obligations created by these transactions.

         (10) Invest 25% or more of its assets in the securities of "issuers" in any single industry, except that the Fund will concentrate (invest 25% or more of its assets) in the Internet sector and provided that there shall be no limitation on the Fund to purchase obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

         (11) Invest in securities of other investment companies, except (i) the Fund may purchase unit investment trust securities where such unit investment trusts meet the investment objective of the Fund and then only up to 5% of the Fund's net assets, except as they may be acquired as part of a merger, consolidation or acquisition of assets and (ii) as permitted by Section 12(d) of the 1940 Act or by the Securities and Exchange Commission.

         (12) Issue senior securities except insofar as the Fund may be deemed to have issued a senior security in connection with any permitted borrowing.

                  The Fund will not be in violation of any maximum percentage limitation when the change in the percentage of the Fund's holdings is due to a change in value of the Fund's securities. This qualification does not apply to the restriction on the Fund's ability to purchase additional securities when borrowings earn 5% of the value of the Fund's total assets. Investment restrictions that involve a maximum percentage of securities or assets will be violated, however, if an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities or assets of, or borrowings by, the Fund.


         D. TEMPORARY DEFENSIVE POSITIONS


                  When the Adviser believes that market conditions warrant a temporary defensive position, the Fund may invest up to 100% of its assets in short-term instruments such as commercial paper, bank certificates of deposit, bankers' acceptances, variable rate demand instruments or repurchase agreements for such securities and securities of the U.S. Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in


                                      (10)
foreign currencies. Investments in domestic bank certificates of deposit and bankers' acceptances will be limited to banks that have total assets in excess of $500 million and are subject to regulatory supervision by the U.S. Government or state governments. The Fund's investments in foreign short-term instruments will be limited to those that, in the opinion of the Adviser, equate generally to the standards established for U.S. short-term instruments.


III. MANAGEMENT OF THE FUND


                  The Fund's Board of Directors is responsible for the overall management and supervision of the Fund. The Board employs Jacob Asset Management of New York LLC (the "Adviser") as the investment adviser to the Fund. The Adviser supervises all aspects of the Fund's operations and provides investment advice and portfolio management services to the Fund. Subject to the Board's supervision, the Adviser makes all of the day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the portfolio investments.

               The Directors and officers of the Fund and their principal occupations during the past five years are set forth below. Their titles may have varied during this period. Asterisks indicate that those Directors are "interested persons" of the Fund, as defined in the 1940 Act. Unless otherwise indicated, the address of each Director and officer is 1675 Broadway, New York, New York 10019.


                       OFFICERS AND DIRECTORS OF THE FUND


NAME, (AGE), ADDRESS                                 POSITION WITH THE FUND, PRINCIPAL OCCUPATIONS
----------------------------------------------------------------------------------------------------------------------
RYAN I. JACOB* (32)                                  President, Chief Executive Officer and Director of the Fund
1675 Broadway, 16th Floor                            as well as founder, Chairman and Chief Executive Officer of the
New York, New York 10019                             Adviser. Mr. Jacob served as Chief Portfolio Manager of The
                                                     Internet Fund, Inc. from December 20, 1997 through June 24,
                                                     1999. Mr. Jacob also served as an analyst for Horizon Asset
                                                     Management from 1994 through August 1998 and was an assistant portfolio manager in the private client group at Bankers Trust from 1992 through 1994. From 1996 through August 1998, Mr.
                                                     Jacob was Director of Research for IPO Value Monitor, an
                                                     investment research service.  Mr. Jacob, a graduate of Drexel
                                                     University, has over 9 years of investment management
                                                     experience.


                                      (11)

NAME, (AGE), ADDRESS                        POSITION WITH THE FUND, PRINCIPAL OCCUPATIONS
------------------------------------------------------------------------------------------------------------------------
FRANCIS J. ALEXANDER* (57)                  Vice President, Secretary, Treasurer and Director of the Fund.
1675 Broadway, 16th Floor                   Mr. Alexander is a member of the Fund's Adviser and assists Mr. Jacob
New York, New York 10019                    in the day-to-day portfolio management for the Fund. He has been a portfolio manager with Lepercq, de Neuflize & Co. Inc. since May 1998.
                                            Mr. Alexander has also been President of Alexander Capital Management, Inc.
                                            since March 1985.

WILLIAM B. FELL (32)                        Director of the Fund. Mr. Fell has served as
6 Jennifer Lane                             Manager-Accounting Services with Maritrans Inc. since September
Churchville, Pennsylvania 18966             1996. From March 1995 to September 1996, he was a Senior
                                            Accountant with Maritrans Inc. Mr. Fell was formerly a Senior
                                            Accountant with Ernst & Young LLP from September 1994 to March 1995.

CHRISTOPHER V. HAJINIAN (32)                Director of the Fund. Mr. Hajinian is a self-employed
130 Almshouse Road,                         attorney. He was an associate with Naulty, Scaricamazza
Richboro, Pennsylvania 18954                & McDevitt Ltd. from September 1996 to July 1999.

LEONARD S. JACOB, M.D., Ph.D.** (52)        Director of the Fund. Dr. Jacob has served as Chairman and
1787 Sentry Park West,                      Chief Executive Officer of InKine Pharmaceutical Company, Inc.
Building 18, Suite 440,                     since November 1997. Prior to joining InKine, Dr. Jacob served
Blue Bell, Pennsylvania 19422               as the President and Chief Executive Officer of Sangen
                                            Pharmaceutical Company and as a consultant to various
                                            biotechnology companies since June 1996. From 1989 to 1996,
                                            Dr. Jacob, as a co-founder of Magainin Pharmaceutical Inc., served as Chief Operating Officer.

JEFFREY I. SCHWARZSCHILD  (30)              Director of the Fund.  Mr. Schwarzschild has worked as an associate
100 Van Neff Avenue, 21st Floor             attorney with Goldstein, Gellman, Melbostad, Gibson &
San Francisco, California 94102             Harris, LLP ("Goldstein Gellman") since June 2001. From February 2000 to
                                            June of 2001, Mr. Schwarzschild worked as a consultant for International
                                            Venture Associates ("IVA"), a high-level strategic consulting and business development firm based in Silicon Valley. Prior to joining IVA,
                                            Mr. Schwarzschild was an associate attorney at Goldstein Gellman.
------------------------------------------------------------------------------------------------------------------------



*  "Interested person" of the Fund, as defined in the 1940 Act.

** Leonard S. Jacob is the uncle of Ryan I. Jacob.


                                     (12)

                               COMPENSATION TABLE


                   (For the Fiscal Year Ended August 31, 2001)


                                                   Pension or
                                                   Retirement        Estimated
                                                   Benefits          Annual
                                  Aggregate        Accrued           Benefit        Total
         Name of Person and       Compensation     as Part of        Upon           Compensation
         Position with Fund       From Fund        Fund Expenses     Retirement     From the Fund
         ------------------       ---------        -------------     ----------     -------------
William B. Fell                     $9,000           $       0       $      0          $9,000
Director                           -------           ---------       ---------        -------

Christopher V. Hajinian             $9,000           $       0       $      0          $9,000
Director                           -------           ---------       --------         -------

Dr. Leonard Jacob                   $9,000           $       0       $      0          $9,000
Director                           -------           ---------       --------         -------

Jeffrey I. Schwarzschild            $9,000           $       0       $      0          $9,000
Director                           -------           ---------       --------         -------




         Each Director who is not an interested person of the Fund receives $1,000 for each meeting attended, as well as a $5,000 annual retainer fee, and is reimbursed for all out-of-pocket expenses incurred in connection with attendance at such meetings.

IV. CODES OF ETHICS


         The Fund, the Adviser and the Fund's Distributor have adopted Codes of Ethics that govern the conduct of employees of the Fund, Adviser and Distributor who may have access to information about the Fund's securities transactions. The Codes of Ethics recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of their own interests. Among other things, the Codes of Ethics require the preclearance of personal securities transactions; certain blackout periods for personal trading of securities which may be considered for purchase or sale by the Fund; and contain prohibitions against personal trading of initial public offerings. Violations of the codes are subject to review by the Directors and could result in severe penalties.


V. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         As of November 30, 2001, the principal shareholders of the Fund, beneficial or of record, were:



NAME AND ADDRESS                                             PERCENTAGE (%)
-----------------------------------------------------------------------------------

National Financial Services Corporation                          19.25
200 Liberty Street
New York, NY 10281

National Investor Services Corporation                           14.56
55 Water Street
Floor 32
New York, NY 10041-0028



                                      (13)

NAME AND ADDRESS                                             PERCENTAGE (%)
-----------------------------------------------------------------------------------

Charles Schwab & Co. Inc.                                        11.51
101 Montgomery Street
San Francisco, CA 94104



         As of November 30, 2001, the officers and Directors, as a group, owned of record and beneficially less than 1% of the Fund's shares.



VI. INVESTMENT ADVISORY AND OTHER SERVICES

     A. INVESTMENT ADVISER


         1. General Information. Jacob Asset Management of New York LLC (previously defined as the "Adviser"), a registered investment adviser, is a Delaware limited liability company with its principal office located at 1675 Broadway, New York, New York 10019. The Adviser has been selected by the Board of Directors to serve as the investment adviser of the Fund pursuant to an Investment Advisory Agreement entered into by the Fund. The Adviser supervises all aspects of the Fund's operations and provides investment advice and portfolio management services to the Fund. Pursuant to the Advisory Agreement and subject to the supervision of the Fund's Board of Directors, the Adviser makes the Fund's day-to-day investment decisions, arranges for the execution of portfolio transactions and generally manages the Fund's investments.


         Ryan I. Jacob, founder, Chairman and Chief Executive Officer of the Adviser and President, Chief Executive Officer and Director of the Fund, is a controlling person of the Adviser based on his majority ownership interest and is both a control and affiliated person of the Fund. Francis J. Alexander is an affiliated person of both the Adviser and the Fund. Mr. Alexander has a minority ownership interest in the Adviser and is Vice President, Secretary, Treasurer and Director of the Fund.


         Lepercq, de Neuflize & Co. Incorporated is an affiliate of the Adviser based on its minority ownership interest. It acts as investment adviser to a mutual fund and also manages portfolios for individuals and institutional clients. Lepercq, de Neuflize Securities Inc., the Fund's distributor (the "Distributor"), is a federally registered broker-dealer that is a wholly-owned subsidiary of Lepercq, de Neuflize & Co. Incorporated.


         The Adviser provides persons satisfactory to the Board of Directors of the Fund to serve as officers of the Fund. Such officers, as well as certain other employees and Directors of the Fund, may be directors, officers or employees of the Adviser or its affiliates.

         The Adviser may also provide the Fund with supervisory personnel who will be responsible for supervising the performance of administrative services, accounting and related services, net asset value and yield calculation, reports to and filings with regulatory authorities, and services relating to such functions. However, the Administrator will provide personnel who will be responsible for performing the operational components of such services. The personnel rendering such supervisory services may be employees of the Adviser, of its affiliates or of other organizations.


                                      (14)

         The Advisory Agreement was initially approved on August 27, 1999 by the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Adviser and by the initial shareholder. The Agreement, initially extended to August 31, 2001, and provides that it may be continued in force thereafter for successive twelve-month periods beginning each September 1, provided that such continuance is specifically approved annually by majority vote of the Fund's outstanding voting securities or by the Board of Directors, and in either case by a majority of the directors who are not parties to the Advisory Agreement or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter. The Board has approved the continuance of the Agreement though August 31, 2002.

         The Advisory Agreement is terminable without penalty by the Fund on sixty days' written notice when authorized either by majority vote of the outstanding voting shares of the Fund or by a vote of a majority of the Fund's Board of Directors, or by the Adviser on sixty days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         2. Adviser's Fees. Pursuant to the terms of the Advisory Agreement, the Fund will pay monthly an advisory fee equal to an annual rate of 1.25% of the Fund's average daily net assets. This fee is higher than the fee paid by most other mutual funds; however, the Board of Directors believes that this fee is reasonable in light of the advisory services performed by the Adviser for the Fund. For the period December 14, 1999 to August 31, 2000, the Fund incurred $1,634,140 in fees payable to the Adviser for its services. The Adviser waived $393,086 of those fees in accordance with its contractual agreement to limit total annual operating expenses for the period December 14, 1999 to August 31, 2000. For the fiscal year ended August 31, 2001, the Fund incurred $585,323 in fees payable to the Adviser for its services. The Adviser waived $79,399 of those fees through December 31, 2000, on which date the Advisor ended its arrangement to limit total annual operating expense.

         Expense Subsidization. The Adviser contractually agreed to waive a portion of its advisory fees to limit the Fund's Net Annual Operating Expenses to no more than 2.00% through August 31, 2000. The Adviser voluntarily continued this waiver through December 31, 2000. To the extent that the Adviser waived its fees, the Fund may reimburse the Adviser for three years after the year in which fees were waived or reimbursed. The Fund will only make such payments to the Adviser if the Total Annual Fund Operating Expenses do not exceed the expense limits in effect at the time of the waiver. Any such recoupment may cause new shareholders to pay higher expenses than if amounts were not being recouped.

         Subject to the assumption of certain expenses by the Adviser, the Fund has, under the Advisory Agreement, confirmed its obligation for payment of all other expenses, including without limitation: (i) fees payable to the Adviser, Administrator, Custodian, Transfer Agent and Dividend Agent; (ii) brokerage and commission expenses; (iii) Federal, state or local taxes,


                                      (15)
including issuance and transfer taxes incurred by or levied on it; (iv) commitment fees, certain insurance premiums and membership fees and dues in investment company organizations; (v) interest charges on borrowings; (vi) telecommunications expenses; (vii) recurring and non-recurring legal and accounting expenses; (viii) costs of organizing and maintaining the Fund's existence as a corporation; (ix) compensation, including Directors' fees, of any Directors, officers or employees who are not also officers of the Adviser or its affiliates and costs of other personnel providing administrative and clerical services; (x) costs of shareholders' services and costs of shareholders' reports, proxy solicitations, and corporate meetings; (xi) fees and expenses of registering its shares under the appropriate Federal securities laws and of qualifying its shares under applicable state securities laws, including expenses attendant upon the initial registration and qualification of these shares and attendant upon renewals of, or amendments to, those registrations and qualifications; and (xii) expenses of preparing, printing and delivering the Prospectus to existing shareholders and of printing shareholder application forms for shareholder accounts.

         The Fund may from time-to-time hire its own employees or contract to have management services performed by third parties, and the management of the Fund intends to do so whenever it appears advantageous to the Fund. The Fund's expenses for employees and for such services are among the expenses subject to the expense limitation described above.


     B. THE DISTRIBUTION AND SERVICE PLAN


         The Fund has adopted a distribution and service plan, pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "Plan"). Rule 12b-1 provides that an investment company which bears any direct or indirect expense of distributing its shares must do so only in accordance with a plan permitted by the Rule. The Plan requires that the Fund enter into a Shareholder Servicing Agreement and a Distribution Agreement.

         The Fund has entered into a Shareholder Servicing Agreement with the Adviser, which provides that the Fund will compensate the Adviser for certain expenses and costs incurred in connection with providing shareholder servicing and maintaining shareholder accounts and to compensate parties with which it has written agreements and whose clients own shares of the Fund for providing servicing to their clients ("Shareholder Servicing"). These fees are subject to a maximum of 0.25% per annum of the Fund's average daily net assets. Rule 12b-1 fees are a portion of the Total Annual Fund Operating Expenses. The Adviser voluntarily waived its right to receive 0.20% in Rule 12b-1 fees through December 31, 2001. The waiver had the effect of lowering the overall expense ratio of the Fund and increasing yield to investors.

         The Fund has also entered into a Distribution Agreement with Lepercq, de Neuflize Securities Inc. (the "Distributor"), which provides that the Distributor is paid a fee of 0.10% of the Fund's average daily net assets (the "Distribution Fee") on an annual basis to permit it to make payments to broker-dealers and other financial institutions with which it has written agreements and whose clients are Fund shareholders (each a "broker-dealer") for providing distribution assistance and promotional support to the Fund. In view of the current level of services provided by the Distributor, the Fund and the Distributor are operating under an arrangement whereby the Fund directs the Distributor to pay a portion of these fees to third parties. Fees paid under the Plan may not be waived for individual shareholders.



                                      (16)

         Under the Plan, each shareholder servicing agent and broker-dealer will, as agent for its customers, among other things: (i) answer customer inquiries regarding account status and history, the manner in which purchases and redemptions of shares of each Class of the Fund may be effected and certain other matters pertaining to the Fund; (ii) assist shareholders in designating and changing dividend options, account designations and addresses; (iii) provide necessary personnel and facilities to establish and maintain shareholder accounts and records; (iv) assist in processing purchase and redemption transactions; (v) arrange for the wiring of funds; (vi) transmit and receive funds in connection with customer orders to purchase or redeem shares; (vii) verify and guarantee shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; (viii) furnish quarterly and year-end statements and confirmations within five business days after activity in the account; (ix) transmit to shareholders of each Class proxy statements, annual reports, updated prospectuses and other communications; (x) receive, tabulate and transmit proxies executed by shareholders with respect to meetings of shareholders of the Fund; and (xi) provide such other related services as the Fund or a shareholder may request.


         The Plan, the shareholder servicing agreements and the distribution agreement each provide that the Adviser and the Distributor may make payments from time to time from their own resources which may include the advisory fee, the Distribution Fee and past profits for the following purposes: (i) to defray the costs of and to compensate others, including financial intermediaries with whom the Distributor or the Adviser has entered into written agreements, for performing shareholder servicing and related administrative functions of the Fund; (ii) to compensate certain financial intermediaries for providing assistance in distributing Fund shares; (iii) to pay the costs of printing and distributing the Fund's Prospectus to prospective investors; and (iv) to defray the cost of the preparation and printing of brochures and other promotional materials, mailings to prospective shareholders, advertising, and other promotional activities, including the salaries and/or commissions of sales personnel in connection with the distribution of the Fund's shares. Further, the Agreements provide that the Adviser may use its service fee for the purposes enumerated in (i) above and any asset based sales charges paid to the Distributor also may be used for purposes of (ii), (iii), or (iv) above. The Distributor or the Adviser, as the case may be, in their sole discretion, will determine the amount of such payments made pursuant to the Plan with the shareholder servicing agents and broker-dealers with whom they have contracted, provided that such payments made pursuant to the Plan will not increase the amount which the Fund is required to pay the Distributor or the Adviser for any fiscal year under the shareholder servicing agreements or otherwise.


         Shareholder servicing agents and broker-dealers may charge investors a fee in connection with their use of specialized purchase and redemption procedures offered to investors by the shareholder servicing agents and broker-dealers. In addition, shareholder servicing agents and broker-dealers offering purchase and redemption procedures similar to those offered to shareholders who invest in the Fund directly may impose charges, limitations, minimums and restrictions in addition to or different from those applicable to shareholders who invest in the Fund directly. Accordingly, the net yield to investors who invest through shareholder servicing agents and broker-dealers may be less than realized by investing in the Fund directly. An investor should read the Prospectus in conjunction with the materials provided by the shareholder servicing agent and broker-dealer describing the procedures under which Fund



                                      (17)
shares may be purchased and redeemed through the shareholder servicing agent and broker-dealer.



         In accordance with the Rule, the Plan provides that all written agreements relating to the Plan entered into by the Fund, the Distributor or the Adviser, and the shareholder servicing agents, broker-dealers, or other organizations, must be in a form satisfactory to the Fund's Board of Directors. In addition, the Plan requires the Fund and the Distributor to prepare, at least quarterly, written reports setting forth all amounts expended for distribution purposes by the Fund and the Distributor pursuant to the Plan and identifying the distribution activities for which those expenditures were made.

         Below are the itemized expenditures made by the Distributor pursuant to payments made under the Plan for the fiscal year ended August 31, 2001:



---------------------------------------------------------------------------
     Advertising                                                 $   380
     Printing and Mailing of Prospectuses to
        other than Current Shareholders                            3,281
     Compensation to Dealers                                      17,533
     Compensation to Sales Personnel                                   0
     Interest or Other Finance Charges                                 0
     Administration and Shareholder Servicing                      3,726
     Other Fees                                                   22,900
---------------------------------------------------------------------------
         TOTAL                                                   $47,820
---------------------------------------------------------------------------



     C. ADMINISTRATOR


         General Information. The Administrator and Fund Accountant for the Fund is U.S. Bancorp Fund Services, LLC (the "Administrator"), which has its principal office at 615 East Michigan Street, Milwaukee, Wisconsin 53202 and is primarily in the business of providing administrative, fund accounting and stock transfer services to retail and institutional mutual funds. The Administrator performs these services pursuant to two separate agreements, a Fund Administration Servicing Agreement and a Fund Accounting Servicing Agreement.

         Administration Agreement. Pursuant to the Fund Administration Servicing Agreement ("Administration Agreement") with the Fund, the Administrator provides all administrative services necessary for the Fund, other than those provided by the Adviser, subject to the supervision of the Fund's Board of Directors. The Administrator will provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of the Administrator or its affiliates.

         The Administration Agreement is terminable by the Board of Directors of the Fund or the Administrator on sixty days' written notice and may be assigned provided the non-assigning party provides prior written consent. The Agreement shall remain in effect for two years from the date of its initial approval, and subject to annual approval of the Fund's Board of



                                      (18)

Directors for one-year periods thereafter. The Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Administrator or reckless disregard of its obligations thereunder, the Administrator shall not be liable for any action or failure to act in accordance with its duties thereunder.

         Under the Administration Agreement, the Administrator provides all administrative services, including, without limitation: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) overseeing the performance of administrative and professional services to the Fund by others, including the Fund's Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund's Registration Statement, Prospectus and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the Securities and Exchange Commission and state securities administrators, preparing the Fund's tax returns, and preparing reports to the Fund's shareholders and the Securities and Exchange Commission; (iv) calculation of yield and total return for the Fund; (v) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund (vi) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or "Blue Sky" laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or its shares under such laws; (vii) preparing notices and agendas for meetings of the Fund's Board of Directors and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (viii) monitoring periodic compliance with respect to all requirements and restrictions of the Investment Company Act, the Internal Revenue Code and the Prospectus.

         For the administrative services rendered to the Fund by the Administrator, the Fund pays the Administrator a minimum annual fee of $35,000. The Administrator charges the Fund an annual fee of .07% of the average daily net assets on the first $200 million, .05% on the next $500 million, and .04% on the balance. For the period from December 14, 1999 to August 31, 2000, the Fund paid the Administrator $62,115 for services under the Administration Agreement. For the fiscal year ended August 31, 2001, the Fund paid the Administrator $42,154 for services under the Administration Agreement.

         Accounting Agreement. The Fund Accountant, pursuant to the Fund Accounting Servicing Agreement ("Accounting Agreement"), provides the Fund with all accounting services, including, without limitation: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the Investment Company Act; (iii) production of the Fund's listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; and (v) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund's Custodian and Adviser.


         For the fund accounting services rendered to the Fund by the Fund Accountant, the Fund pays the Fund Accountant at an annual rate of $23,000 for the first $40 million, .01% of the average daily net assets of the Fund on the next $200 million, and .005% on the balance. The Fund Accountant is also entitled to certain out-of-pocket expenses, including pricing expenses. For the period from December 14, 1999 to August 31, 2000, the Fund paid the Accountant


                                      (19)

$17,342 for the services it provided to the Fund under the Accounting Agreement. For the fiscal year ended August 31, 2001, the Fund paid the Accountant $25,139 for the services it provided to the Fund under the Accounting Agreement.


     D. CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT


         U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Fund's cash and securities. Pursuant to a Custodian Servicing Agreement with the Fund, it is responsible for maintaining the books and records of the Fund's portfolio securities and cash. The Custodian receives an annual fee equal to .02% of the Fund's average daily net assets. The Custodian does not assist in, and is not responsible for, investment decisions involving assets of the Fund. U.S. Bancorp Fund Services, LLC, the Fund's Administrator, also acts as the Fund's transfer and dividend agent. U.S. Bancorp Fund Services, LLC has its principal office at 615 East Michigan Street, Milwaukee, Wisconsin 53202.


     E. COUNSEL AND INDEPENDENT AUDITORS


         Legal matters in connection with the issuance of shares of common stock of the Fund are passed upon by Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, PA 19103. Ernst & Young LLP, 111 E. Kilbourn Avenue, Milwaukee, WI 53202-6612, have been selected as auditors for the Fund.


VII. BROKERAGE ALLOCATION AND OTHER PRACTICES


         The Adviser makes the Fund's portfolio decisions. In the over-the-counter market, where a majority of the portfolio securities are expected to be traded, orders are placed with responsible primary market-makers unless a more favorable execution or price is believed to be obtainable. Regarding exchange-traded securities, the Adviser determines the broker to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission and the best price obtainable on each transaction (generally defined as best execution). The Adviser will also consider the reliability, integrity and financial condition of the broker-dealer, the size of and difficulty in executing the order, the value of the expected contribution of the broker-dealer to the investment performance of the Fund on a continuing basis, as well as other factors such as the broker-dealer's ability to engage in transactions in securities of issuers which are thinly traded. The Adviser does not intend to employ a broker-dealer whose commission rates fall outside of the prevailing ranges of execution costs charged by other broker-dealers offering similar services. When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser, or portfolio transactions may be effected by the Adviser or through the Distributor. Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent. Consistent with the Conduct Rules of the NASD,



                                      (20)
and subject to seeking best execution, the Adviser may consider sales of shares of the Fund as a factor in the selection of brokers to execute portfolio transactions for the Fund.


         The investment information provided to the Adviser is of the type described in Section 28(e) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all of its clients' accounts. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Adviser determines in good faith that the amount of such transaction cost is reasonable in relation to the value of brokerage and research services provided by the executing broker.


         A majority of the portfolio securities that the Fund purchases or sells will be done as principal transactions. In addition, debt instruments are normally purchased directly from the issuer, from banks and financial institutions or from an underwriter or market maker for the securities. There usually are not brokerage commissions paid for any such purchases. Any transactions involving such securities for which the Fund pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price. The Fund may purchase Government Obligations with a demand feature from banks or other financial institutions at a negotiated yield to the Fund based on the applicable interest rate adjustment index for the security. The interest received by the Fund is net of a fee charged by the issuing institution for servicing the underlying obligation and issuing the participation certificate, letter of credit, guarantee or insurance and providing the demand repurchase feature.


         For the period December 14, 1999 (inception) to August 31, 2000, the Fund paid $2,756 in brokerage commissions. For the fiscal year ended August 31, 2001, the Fund paid $15,000 in brokerage commissions.


         Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed in the best interest of shareholders of the Fund rather than by a formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.


         Investment decisions for the Fund will be made independently from those for any other investment companies or accounts that may become managed by the Adviser or its affiliates. If, however, the Fund and other investment companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions will be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund. In addition, when purchases or sales of the same security for the Fund and for other investment companies managed by the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchasers or sellers. During the fiscal year ended August 31, 2001, the Fund's portfolio turnover percentage was higher than normally expected due to trading in securities in response to abnormally volatile market conditions.



                                      (21)

VIII. CAPITAL STOCK AND OTHER SECURITIES




                  The authorized capital stock of the Fund consists of twenty billion shares of stock having a par value of one-tenth of one cent ($.001) per share. The Fund's Board of Directors is authorized to divide the unissued shares into separate classes and series of stock, each series representing a separate, additional investment portfolio. Currently there is only one class of shares outstanding. Shares of any class or series will have identical voting rights, except where, by law, certain matters must be approved by a majority of the shares of the affected class or series. Each share of any class or series of shares when issued has equal dividend, distribution and liquidation rights within the class or series for which it was issued, and each fractional share has those rights in proportion to the percentage that the fractional share represents of a whole share. Shares will be voted in the aggregate.


                  There are no conversion or preemptive rights in connection with any shares of the Fund. All shares, when issued in accordance with the terms of the offering, will be fully paid and non-assessable. Shares are redeemable at net asset value, at the option of the investor.

                  The shares of the Fund have non-cumulative voting rights, which means that the holders of more than 50% of the shares outstanding voting for the election of directors can elect 100% of the directors if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors. Unless specifically requested by an investor who is an investor of record, the Fund does not issue certificates evidencing Fund shares.


                  As a general matter, the Fund will not hold annual or other meetings of the Fund's shareholders. This is because the By-laws of the Fund provide for annual meetings only (a) for the election of directors, (b) for approval of revisions to the Fund's investment advisory agreement, (c) for approval of revisions to the Fund's distribution agreement with respect to a particular class or series of stock, and (d) upon the written request of holders of shares entitled to cast not less than twenty-five percent of all the votes entitled to be cast at such meeting. Annual and other meetings may be required with respect to such additional matters relating to the Fund as may be required by the 1940 Act including the removal of Fund Directors and communication among shareholders, any registration of the Fund with the Securities and Exchange Commission or any state, or as the Directors may consider necessary or desirable. Each Director serves until the next meeting of shareholders called for the purpose of considering the election or reelection of such Director or of a successor to such Director, and until the election and qualification of his


                                      (22)
or her successor, elected at such meeting, or until such Director sooner dies, resigns, retires or is removed by the vote of the shareholders.

IX. PURCHASE, REDEMPTION AND PRICING OF SHARES

                  The material relating to the purchase, redemption and pricing of shares is located in the Shareholder Information section of the Prospectus and is incorporated by reference herein.

X. TAXATION OF THE FUND

                  Distributions of Net Investment Income. The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any distributions by the Fund from such income will be taxable to you as ordinary income, whether you receive them in cash or in additional shares.

                  Distributions of Capital Gains. The Fund may realize capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions from net short-term capital gain will be taxable to you as ordinary income. Distributions from net long-term capital gain will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net capital gain realized by the Fund generally will be distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

                  Taxation of Five Year Gain.

                  o Shareholders in the 10 and 15% federal brackets. If you are in the 10 or 15% individual income tax brackets, capital gain distributions generally are subject to a maximum rate of tax of 10%. However, if you receive distributions from the Fund's sale of securities held for more than five years, these gains are subject to a maximum rate of tax of 8%. The Fund will inform you in January of the portion of any capital gain distributions you received for the previous year that were five year gains qualifying for this reduced rate of tax.

                  o Shareholders in higher federal brackets. If you are in a higher individual income tax bracket (25, 28, 33 or 35% when fully phased-in in the year 2006), capital gain distributions generally are subject to a maximum rate of tax of 20%. Beginning in the year 2006, any distributions from the Fund's sale of securities purchased after January 1, 2001 and held for more than five years will be subject to a maximum rate of tax of 18%.

                  Effect of Foreign Investments on Distributions. Most foreign exchange gain realized by the Fund on the sale of debt securities is treated as ordinary income. Similarly, foreign exchange loss realized on the sale of debt securities generally is treated as ordinary loss. This gain when distributed will be taxable to you as ordinary income, and any loss will reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis is taxable as a capital gain.

                  Effect of Foreign Withholding Taxes. The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's distributions paid to you.

                  PFIC Securities. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary


                                      (23)
income that the Fund is required to distribute, even though it has not sold the securities.

                  Information on the Amount and Tax Character of Distributions. The Fund will inform you of the amount of your ordinary income and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the end of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gain, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared by the Fund in December but paid in January will be taxable to you as if they were paid in December.

                  Election to be Taxed as a Regulated Investment Company. The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally will pay no federal income tax on the income and gain it distributes to you. The Board reserves the right not to distribute the Fund's net long-term capital gain or not to have the Fund continue regulated investment company status if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, the Fund would be taxed on the gain, and shareholders would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If the Fund fails to qualify as a regulated investment company, it would be subject to federal, and possibly state, corporate taxes on its taxable income and gain, and distributions to you would be taxed as ordinary income to the extent of the Fund's earnings and profits.


                  Excise Tax Distribution Requirements. To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

                  Redemption of Fund Shares. Redemptions (including redemptions in kind) are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares the Internal Revenue Service requires you to report any gain or loss on your redemption or exchange. If you held your shares as a capital asset, the gain or loss that you realize will be capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.


                  Redemptions and Taxation of Five Year Gains.

                  o Shareholders in the 10 and 15% federal brackets. If you are in the 10 or 15% individual income tax brackets, gains from the sale of your fund shares generally are subject to a maximum rate of tax of 10%. However, if you have held your shares for more than five years, these gains are subject to a maximum rate of tax of 8%.

                  o Shareholders in higher federal brackets. If you are in a higher individual income tax bracket (25, 28, 33 or 35% when fully phased-in), gains from the sale of your Fund shares generally are subject to a maximum rate of tax of 20%. Beginning in the year 2006, any gains from the sale of Fund shares purchased after January 1, 2001, and held for more than five years will be subject to a maximum rate of tax of 18%.


                  Redemptions at a Loss Within Six Months of Purchase. Any loss incurred on a redemption of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

                  Wash Sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

                                      (24)

                  U.S. Government Securities. The income earned on certain U.S. government securities would be exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned by the Fund on these securities, subject in some states to minimum investment or reporting requirements that must be met by the Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association (FNMA) securities) generally does not qualify for tax-free treatment. The rules on exclusion of dividends paid from interest earned on U.S. government securities are different for corporations.


                  Dividends-received Deduction for Corporations. For corporate shareholders, it is anticipated that none or only a small portion of the distributions paid by the Fund will qualify for the dividends-received deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay on these dividends. The dividends-received deduction will be available only with respect to dividends designated by the Fund as qualifying for such treatment. Qualifying dividends generally are limited to dividends of domestic corporations. All dividends (including the deducted portion) must be included in your alternative minimum taxable income calculation.

                  Investment in Complex Securities. The Fund may invest in complex securities that could be subject to numerous special and complex tax rules. These rules could accelerate the recognition of income by the Fund (possibly causing the Fund to sell securities to raise the cash for necessary distributions) and/or defer the Fund's ability to recognize a loss, and, in limited cases, subject the Fund to U.S. federal income tax on income from certain foreign securities. These rules could also affect whether gain or loss recognized by the Fund is treated as ordinary or capital, or as interest or dividend income. These rules could therefore affect the amount, timing or character of the income distributed to you by the Fund.

                  Certification of Foreign Status. Treasury regulations have been issued that modify the information and forms that must be provided to certify that an owner of Fund shares is a foreign person. Foreign persons should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.


                                      (25)

XI. UNDERWRITERS


                  The Fund sells and redeems its shares on a continuing basis at their net asset value. The Fund has entered into a distribution arrangement with Lepercq ("Distributor"). The Distributor will use reasonable efforts to facilitate sales of the Fund's shares. The Distributor will also assist with processing and analyzing sales literature and advertising for regulatory compliance. Under the arrangement, the Distributor received $0 for the fiscal year ending August 31, 2001 and $12,500 for the period of December 14, 1999 (the Fund's inception) to August 31, 2000. The Distributor may also be reimbursed for out-of-pocket expenses related to the distribution of Fund shares.


XII. CALCULATION OF PERFORMANCE DATA


                  The Fund may from time to time include total return information in advertisements or reports to investors or prospective investors. Currently, the Fund intends to provide these reports to investors and prospective investors semi-annually, but may from time to time, in its sole discretion, provide reports on a more frequent basis, such as quarterly.

                  AVERAGE ANNUAL TOTAL RETURN QUOTATION. The "total return" of the Fund is required to be included in any advertisement containing the Fund's yield. Total return is the average annual total return for the period which began at the inception of the Fund and ended on the date of the most recent balance sheet, and is computed by finding the average annual compound rates of return over the period that would equate the initial amount invested to the ending redeemable value. Yield, effective yield and total return may fluctuate daily and do not provide a basis for determining future yields, effective yields or total returns. One-, five- and ten-year periods will be shown, unless the Fund has been in existence for a shorter period.


                  COMPUTATION OF TOTAL RETURN. Total return is the average annual total return for the 1-, 5- and 10-year period ended on the date of the most recent balance sheet included in the Statement of Additional Information, computed by finding the average annual compounded rates of return over 1-, 5- and 10-year periods that would equate the initial amount invested to the ending redeemable value according to the following formula:


                               P(1 + T)'pp'n = ERV


Where:

          P   =  a hypothetical initial investment of $1000

          T   =  average annual total return

          n   =  number of years


          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5-or 10-year periods (or fractions thereof).

                  Because the Fund has not had a registration in effect for 5 or 10 years, the period during which the registration has been effective shall be substituted. The average annual total returns for the indicated periods ended August 31, 2001 were:

                                          Since inception
                        1 year              12/14/1999
                     -------------      --------------------
                       (85.02%)              (76.52%)

                  From time to time evaluations of performance of the Fund made by independent sources may be used in advertisements. These sources may include Lipper Analytical Services, Wiesenberger Investment Company Service, Donoghue's Money Fund Report, Barron's, Business Week, Changing Times, Financial World, Forbes, Fortune, Money, Personal Investor, Bank Rate Monitor, and The Wall Street Journal. From time to time evaluations of performance of the Adviser made by independent sources may be used in advertisements of the Fund.


                                      (26)

                  The performance of the Fund may be compared in various financial and news publications to the performance of various indices and investments for which reliable performance data is available. The performance of the Fund may be compared in publications to averages, performance rankings, or other information prepared by nationally recognized mutual fund ranking and statistical services. As with other performance data, performance comparisons should not be considered representative of the Fund's relative performance for any future period.

                  YIELD QUOTATION. In the future, the Fund may elect to advertise performance data that shows the Fund's yield. The "yield" refers to income generated by an investment in the Fund over a thirty-day period. This income is then "annualized." That is, the amount of income generated by the investment during that month is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the monthly income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

                  COMPUTATION OF YIELD. The Fund computes yield based on a 30-day (or one month) period ended on the date of the most recent balance sheet included in the registration statement, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


                                      (27)

                        YIELD = 2[(a-b/cd + 1)'pp'6 - 1]


Where:    a  =  dividends and interest earned during the period.

          b  =  expenses accrued for the period (net of reimbursements).

          c = the average daily number of shares outstanding during the period that were entitled to dividends.

          d = the maximum offering price per share on the last day of the period.


                  Actual future yields will depend on the type, quality, and maturities of the investments held by the Fund, changes in interest rates on investments, and the Fund's expenses during the period.


XIII. FINANCIAL STATEMENTS


                  The financial statements and financial highlights of the Fund for the fiscal year ended August 31, 2001, which appear in the Fund's Annual Report to Shareholders and the report thereon by Ernst & Young LLP, the Fund's independent auditors, also appearing therein, are incorporated by reference into this Statement of Additional Information. The Annual Report may be obtained, without charge, by writing or calling the Fund's Distributor at the address or number listed on the cover page of this Statement of Additional Information.


                                      (28)

                            JACOB INTERNET FUND INC.

                                     PART C

                                OTHER INFORMATION

ITEM 23. EXHIBITS

         (a)          Articles of Incorporation of the Registrant dated
                      July 12, 1999 are incorporated herein by reference to Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission (the "SEC") via EDGAR on July
                      14, 1999 (File No. 333-82865).

         (b) By-Laws of the Registrant are incorporated herein by reference to Registrant's Registration Statement on Form
                      N-1A as filed with the SEC via EDGAR on July 14, 1999
                      (File No. 333-82865).

         (c)          Instruments Defining Rights of Security Holders.

                      See the SIXTH and EIGHTH Articles of the Registrant's
                      Articles of Incorporation.

                      See also, Article II, "Meetings of Stockholders," of the
                      Registrant's By-Laws.

         (d)          Form of Investment Advisory Agreement between the
                      Registrant and Jacob Asset Management of New York LLC is incorporated herein by reference to Registrant's
                      Pre-Effective Amendment No. 1 on Form N-1A as filed with the SEC via EDGAR on September 24, 1999 (File No.
                      333-82865).

         (e)          Form of Distribution Agreement between the Registrant and
                      Lepercq, de Neuflize Securities, Inc. is incorporated herein by reference to Registrant's Pre-Effective
                      Amendment No. 1 on Form N-1A as filed with the SEC via
                      EDGAR on September 24, 1999 (File No. 333-82865).

         (f)          Bonus or Profit Sharing Contracts.
                      Not Applicable.

         (g)          Form of Custodian Servicing Agreement between the
                      Registrant and U.S. Bank, N.A. (formerly, Firstar Bank,
                      N.A.) is incorporated herein by reference to Registrant's
                      Pre-Effective Amendment No. 1 on Form N-1A as filed with the SEC via EDGAR on September 24, 1999 (File No.
                      333-82865).

         (h) Form of Fund Administration Servicing Agreement between the Registrant and U.S. Bancorp Fund Services, LLC
                      (formerly, Firstar Mutual Fund Services, LLC) is incorporated herein by reference to Registrant's
                      Pre-Effective Amendment No. 2 on Form N-1A as filed with the SEC via EDGAR on October 22, 1999 (File No.
                      333-82865).

         (i)          Opinion and Consent of Counsel of Stradley, Ronon, Stevens
                      & Young, LLC dated December 29, 2000 is incorporated herein by reference to Registrant's Post-Effective
                      Amendment No. 1 on Form N-1A as filed with the SEC via
                      EDGAR on December 29, 2000 (File No. 333-82865).

         (j)(1) Consent of Independent Auditors of Ernst & Young, LLP is filed herewith as Exhibit No. EX-99.j.1.

         (j)(2) Powers of Attorney are incorporated herein by reference to Registrant's Pre-Effective Amendment No. 1 on Form N-1A as filed with the SEC via EDGAR on September 24, 1999 (File
                      No. 333-82865).

         (k) Initial balance sheet as of September 20, 1999 is incorporated herein by reference to Registrant's
                      Pre-Effective Amendment No. 2 on Form N-1A as filed with the SEC via EDGAR on October 22, 1999 (File No.
                      333-82865).

         (l)          Subscription Letter of Initial Shareholder dated September
                      20, 1999 is incorporated herein by reference to Registrant's Pre-Effective Amendment No. 2 on Form N-1A as filed with the SEC via EDGAR on October 22, 1999 (File No.
                      333-82865).

         (m)(1)       Form of Distribution and Service Plan pursuant to Rule
                      12b-1 under the Investment Company Act of 1940 is incorporated herein by reference to Registrant's
                      Pre-Effective Amendment No. 1 on Form N-1A as filed with the SEC via EDGAR on September 24, 1999 (File No.
                      333-82865).

         (m)(2)       Form of Shareholder Servicing Agreement between the
                      Registrant and Jacob Asset Management of New York LLC is incorporated herein by reference to Registrant's
                      Pre-Effective Amendment No. 1 on Form N-1A as filed with the SEC via EDGAR on September 24, 1999 (File No.
                      333-82865).

         (n)          Rule 18f-3 Plan.
                      Not Applicable.

         (p)(1)       Joint Code of Ethics of the Registrant and Jacob Asset
                      Management of New York LLC, the Registrant's investment adviser, is incorporated herein by reference to Registrant's Post-Effective Amendment No. 1 on Form N-1A as filed with the SEC via EDGAR on December 29, 2000 (File
                      No. 333-82865).

         (p)(2) Code of Ethics of Lepercq, de Neuflize Securities, Inc. is incorporated herein by reference to Registrant's
                      Post-Effective Amendment No. 1 on Form N-1A as filed with the SEC via EDGAR on December 29, 2000 (File No.
                      333-82865).



ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT

         None.


ITEM 25. INDEMNIFICATION

         In accordance with Section 2-418 of the General Corporation Law of the State of Maryland, Article NINTH of the Registrant's Articles of Incorporation provides as follows:

              "NINTH: (1) The Corporation shall indemnify (i) its currently acting and former directors and officers, whether serving the Corporation or at its request any other entity, to the fullest extent required or permitted by the General Laws of the State of Maryland now or hereafter in force, including the advance of expenses under the procedures and to the fullest extent permitted by law, and (ii) other employees and agents to such extent as shall be authorized by the Board of Directors or the By-Laws and as permitted by law. Nothing contained herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such by-laws, resolutions or contracts implementing such provisions or such indemnification arrangements as may be permitted by law. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the right of indemnification provided hereunder with respect to acts or omissions occurring prior to such amendment or repeal.

              (2) To the fullest extent permitted by Maryland statutory or decisional law, as amended or interpreted, and the Investment Company Act of 1940, no director or officer of the Corporation shall be personally liable to the Corporation or its stockholders for money damages; provided, however, that nothing herein shall be construed to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. No amendment of the charter of the Corporation or repeal of any of its provisions shall limit or eliminate the limitation of liability provided to directors and officers hereunder with respect to any act or omission occurring prior to such amendment or repeal."

         In Section 8 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and any person who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933, against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus. In addition, in
Section 9 of the Distribution Agreement, the Distributor agrees to indemnify the Registrant, its officers and directors, and any person who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

         The description of Jacob Asset Management LLC ("Adviser") under the caption "Management, Organization and Capital Structure" in the Prospectus and "Management of the Fund" and "Investment Advisory and Other Services" in the Statement of Additional Information of the Registration Statement is incorporated herein by reference.


         For information as to any other business, profession, vocation or employment of a substantial nature in which each Director or officer of Jacob Asset Management of New York LLC is or has been engaged for his own account or in the capacity of director, officer, employee, partner or trustee within the last two fiscal years, reference is made to of Jacob Asset Management of New York LLC's Form ADV (File #801-56730) currently on file with the U.S. Securities and Exchange Commission as required by the

Investment Advisers Act of 1940, as amended.



ITEM 27. PRINCIPAL UNDERWRITER

         (a) Lepercq, de Neuflize Securities, Inc., the Registrant's Distributor, is also the distributor for Lepercq-Istel Trust.

         (b) The following are the directors and officers of Lepercq, de Neuflize Securities, Inc.:

                                     Positions and Offices with          Positions and Offices with
            Name                           the Distributor                     the Registrant
------------------------------      ------------------------------      -----------------------------

Bruno Desforges                         Managing Director                    None
1675 Broadway
New York, NY 10019

Peter Hartnedy                          Vice President and                   None
1675 Broadway                           Director
New York, NY 10019

Francois Letaconnoux                    President and Director               None
1675 Broadway
New York, NY 10019

Tsering Ngudu                           Executive Vice President             None
1675 Broadway                           and Director
New York, NY 10019


         (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS


         Accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained in the physical possession of the Registrant at Jacob Asset Management of New York LLC, 1675 Broadway, New York, New York 10019, the Registrant's Adviser; U.S. Bancorp Fund Services, LLC (formerly, Firstar Mutual Fund Services LLC), 615 East Michigan Street, Milwaukee, Wisconsin 53202, the Registrant's transfer agent and dividend distributing agent; and at U.S. Bank, N.A. (formerly, Firstar Bank, N.A.), 615 East Michigan Street, Milwaukee, Wisconsin 53202, the Registrant's custodian.



ITEM 29. MANAGEMENT SERVICES

         There are no management related service contracts not discussed in Part A or Part B.

ITEM 30. UNDERTAKINGS

         Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as added (the "1933 Act") and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, on the 19th day of December, 2001.



                                           Jacob Internet Fund Inc.


                                           /s/ Ryan I. Jacob
                                           ------------------------------------
                                           Ryan I. Jacob
                                           President, Chief Executive Officer
                                           and Director


         Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and the date(s) indicated.



Signature                                   Title                                       Date
---------                                   -----                                       ----

/s/ Ryan I. Jacob                           President,                                  December 19, 2001
------------------------------------        Chief Executive Officer and
Ryan I. Jacob                               Director


/s/ Francis J. Alexander                    Vice President,                             December 28, 2001
------------------------------------        Secretary, Treasurer and
Francis J. Alexander                        Director


/s/ William B. Fell                         Director                                    December 21, 2001
------------------------------------
William B. Fell


/s/ Christopher V. Hajinian                 Director                                    December 18, 2001
------------------------------------
Christopher V. Hajinian


/s/ Leonard S. Jacob, M.D. Ph.D.            Director                                    December 19, 2001
------------------------------------
Leonard S. Jacob, M.D. Ph.D.


/s/ Jeffrey I. Schwarzschild                Director                                    December 18, 2001
------------------------------------
Jeffrey I. Schwarzschild




                          STATEMENT OF DIFFERENCES
                          ------------------------

The registered trademark symbol shall be expressed as..................   'r'
Characters normally expressed as superscript shall be preceded by......  'pp'

                                  EXHIBIT INDEX


                   EXHIBITS                                       EXHIBIT NO.
Consent of Independent Public Auditor                              EX-99.j.1